UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

BIOLASE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOLASE, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 6, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of BIOLASE, Inc., a Delaware corporation (the “Company”), on May 6, 2016, at 11:00 a.m. local time at the Company’s corporate headquarters, located at 4 Cromwell, Irvine, California, 92618 (the “annual meeting”). At the annual meeting, you will be asked to vote on the election of the Company’s board of directors (our “Board”) and other matters described in the accompanying proxy materials.

YOUR VOTE IS IMPORTANT

Your vote is important, and all stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, we urge you to complete, date, sign and return the enclosed proxy card or the enclosed voting instruction card as promptly as possible, or to vote by Internet or by telephone, to ensure your representation at the meeting. Internet or telephonic voting is available by following the instructions provided on the proxy card.

Our Board has nominated five candidates for election to our Board at the annual meeting: Paul N. Clark, Harold C. Flynn, Jr., Dr. Jonathan T. Lord, Dr. Frederic H. Moll and James R. Talevich.

Our Board recommends that you vote FOR its nominees, Paul N. Clark, Harold C. Flynn, Jr., Dr. Jonathan T. Lord, Dr. Frederic H. Moll and James R. Talevich, and FOR Proposals 2, 3, and 4.

Our Board is deeply committed to the Company, its stockholders and enhancing shareholder value. We look forward to seeing you at the annual meeting.

Sincerely,

Paul N. Clark Chairman of the Board	Harold C. Flynn, Jr. President and Chief Executive Officer

Irvine, California — April 7, 2016

BIOLASE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 6, 2016

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of BIOLASE, Inc., a Delaware corporation (the “Company”), will be held on May 6, 2016, at 11:00 a.m. local time at the Company’s corporate headquarters, located at 4 Cromwell, Irvine, California, 92618, to consider the following matters, as more fully described in the proxy statement accompanying this notice:

1. the election of five directors named in the proxy statement accompanying this notice to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3. the amendment of the Company’s 2002 Stock Incentive Plan to increase the number of shares of our common stock available for issuance under the Stock Incentive Plan by an additional 4,000,000 shares and to remove the limit on the number of stock-based awards that may be granted under the Stock Incentive Plan;

4. an advisory vote to approve the compensation of the Company’s named executive officers; and

5. the transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 6, 2016 are entitled to notice of and to vote at our annual meeting and any adjournment or postponement thereof. All stockholders are cordially invited to attend the meeting in person.

YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card as promptly as possible in the envelope enclosed for your convenience, or please vote via the Internet or by telephone. If you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all of your shares are represented at the meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. The prompt return of proxies will save the expense involved in further communication.

You can find detailed information regarding voting in the section entitled “General Information” on pages 1 through 4 of the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 6, 2016

The proxy statement and the Company’s 2016 annual report on Form 10-K are available at www.biolase.com.

BY ORDER OF THE BOARD OF DIRECTORS
Sincerely,

Michael C. Carroll Secretary

Irvine, California — April 7, 2016

Page
GENERAL INFORMATION	1
PROPOSAL ONE: ELECTION OF DIRECTORS	5
CORPORATE GOVERNANCE	10
DIRECTOR COMPENSATION	14
COMPENSATION DISCUSSION AND ANALYSIS	15
COMPENSATION COMMITTEE REPORT	20
EXECUTIVE COMPENSATION	21
EQUITY COMPENSATION PLAN INFORMATION	25
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	28
AUDIT COMMITTEE REPORT	29
PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.	30
PROPOSAL THREE: THE AMENDMENT OF THE COMPANY’S 2002 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN BY AN ADDITIONAL 4,000,000 SHARES AND TO REMOVE THE LIMIT ON THE NUMBER OF STOCK-BASED AWARDS THAT MAY BE GRANTED UNDER THE STOCK INCENTIVE PLAN	32
PROPOSAL FOUR: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	38
ADDITIONAL INFORMATION	38
APPENDIX A: BIOLASE, INC. 2002 STOCK INCENTIVE PLAN (AS PROPOSED TO BE AMENDED)	A-1

BIOLASE, INC.

4 Cromwell

Irvine, California 92618

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 6, 2016

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished to stockholders of BIOLASE, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors (our “Board”) for use at our annual meeting of stockholders to be held on May 6, 2016, and at any adjournment or postponement thereof (“our annual meeting”). Our annual meeting will be held at 11:00 a.m. local time at our corporate headquarters located at 4 Cromwell, Irvine, California, 92618. This proxy statement and the accompanying proxy card are first being sent or given to stockholders on or about April 7, 2016.

Q.	Why am I receiving these materials?

A.	We sent you this proxy statement because our Board is soliciting your proxy to vote at our annual meeting. This proxy statement summarizes the information you need to vote at our annual meeting. You do not need to attend our annual meeting to vote your shares.

Q.	What proposals will be voted on at our annual meeting?

A.	Stockholders will vote on four proposals at our annual meeting:

•	the election of five directors named in this proxy statement to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•	the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

•	the amendment of the Company’s 2002 Stock Incentive Plan to increase the number of shares of our common stock available for issuance under the Stock Incentive Plan by an additional 4,000,000 shares and to remove the limit on the number of stock-based awards that may be granted under the Stock Incentive Plan; and

•	an advisory vote to approve the compensation of our named executive officers.

We will also consider other business, if any, that properly comes before our annual meeting.

Q.	How does our Board recommend that stockholders vote on the proposals?

A.	Our Board recommends that stockholders vote FOR the election of Paul N. Clark, Harold C. Flynn, Jr., Dr. Jonathan T. Lord, Dr. Frederic H. Moll and James R. Talevich, FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, FOR the amendment of the Company’s 2002 Stock Incentive Plan to increase the number of shares of our common stock available for issuance under the Stock Incentive Plan by an additional 4,000,000 shares and to remove the limit on the number of stock-based awards that may be granted under the Stock Incentive Plan, and FOR the advisory vote to approve the compensation of our named executive officers.

Q.	Who is entitled to vote?

A.	The record date for our annual meeting (the “record date”) is the close of business on April 6, 2016. As of the record date, 58,227,539 shares of our common stock, par value $0.001 per share, were outstanding. No shares of our preferred stock were outstanding on the record date. Only holders of record of our common stock as of the record date will be entitled to notice of and to vote at our annual meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the record date. Stockholders may not cumulate votes in the election of directors.

Q.	What do I need for admission to our annual meeting?

Admittance is limited to stockholders of the Company. If you are the stockholder of record, your name will be verified against the list of stockholders prior to your admittance to our annual meeting. You should be prepared to present photo identification for admission at our annual meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned shares of our common stock as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee or other similar evidence of ownership as of the record date, as well as your photo identification, for your admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to our annual meeting. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend our annual meeting, you may not vote in person at our annual meeting unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Q. How can I vote my shares without attending our annual meeting?

A. If you are a holder of record of shares of our common stock, you may direct your vote without attending our annual meeting by signing, dating and mailing your proxy card in the enclosed postage-paid envelope or by following the instructions on the proxy card to vote by Internet or by telephone.

If you hold your shares in street name via a broker, bank or other nominee, you may direct your vote without attending our annual meeting by signing, dating and mailing your voting instruction card in the enclosed postage-paid envelope. Internet or telephonic voting may also be available. Please see your voting instruction card for instructions.

Q. Can I change my vote or revoke my proxy?

A.	You may change your vote or revoke your proxy at any time before it is voted at our annual meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•	delivering to us (Attention: Corporate Secretary) at the address on the first page of this proxy statement a written notice of revocation of your proxy;

•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•	attending our annual meeting and voting in person.

Attendance at our annual meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at our annual meeting, your vote in person at our annual meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Q.	What constitutes a quorum?

A.	The presence at our annual meeting, either in person or by proxy, of holders of a majority of the aggregate number of shares of our issued and outstanding common stock entitled to vote thereat shall constitute a quorum for the transaction of business at our annual meeting. Shares represented by properly completed proxy cards marked “FOR,” “AGAINST” or “ABSTAIN” or returned without voting instructions are counted as present for the purpose of determining whether a quorum is present. Also, shares voted by banks, brokers or other nominees pursuant to their discretionary authority will be counted as present for the purpose of determining whether a quorum is present at the annual meeting, even though such banks, brokers or other nominees are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions on “non-routine” matters (“broker non-votes”), as further described below under “How will my shares be voted if I return a blank proxy card or a blank voting instruction card?”

Q.	What vote is required to approve each matter to be considered at our annual meeting?

A.	Election of Directors (Proposal One). Our bylaws provide for a majority voting standard for the election of directors in uncontested elections. Each director will be elected by the affirmative vote of a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “for” a candidate for director exceeds the number of votes cast “against” that director. An abstention or a broker non-vote on Proposal One will not have any effect on the election of directors.

Our bylaws contemplate that each incumbent director nominated for re-election will tender a resignation to become effective upon the occurrence of both (i) the failure to receive the affirmative vote of a majority of the votes cast at an annual meeting (in uncontested elections) and (ii) acceptance of such resignation by the Nominating and Governance Committee. Generally, the Nominating and Governance Committee (or other committee of independent directors) is required to accept or reject such resignation within 90 days following the annual meeting.

Ratification of the Appointment of BDO USA, LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016. (Proposal Two). The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote is required for approval. An abstention on Proposal Two will have the same effect as a vote against Proposal Two. A broker non-vote will not have any effect on Proposal Two and will not be counted.

The amendment of the Company’s 2002 Stock Incentive Plan to increase the number of shares of our common stock available for issuance under the Stock Incentive Plan by an additional 4,000,000 shares and to remove the limit on the number of stock-based awards that may be granted under the Stock Incentive Plan (Proposal Three). The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote is required for approval. An abstention on Proposal Three will have the same effect as a vote against Proposal Three. A broker non-vote will not have any effect on Proposal Three and will not be counted.

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (Proposal Four). Proposal Four is being submitted asking our stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers. The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote is required for approval. An abstention on Proposal Four will have the same effect as a vote against Proposal Four. A broker non-vote will not have any effect on Proposal Four and will not be counted. Proposal Four is an advisory vote only, and, therefore, it will not bind the Company or our Board. However, our Board and the Compensation Committee will consider the voting results, as appropriate, when making future decisions regarding executive compensation.

Q.	What is the deadline for submitting a proxy?

A.

To ensure that proxies are received in time to be counted prior to our annual meeting, proxies submitted by Internet or by telephone should be received by 1:00 a.m. Central Time on the day of our annual meeting (or if our annual meeting is adjourned, by 1:00 a.m. Central Time on the day on which our annual meeting is reconvened), and proxies submitted by mail should be received prior to the date of our annual meeting.

Q.	What does it mean if I receive more than one proxy card?

A.	If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at our annual meeting, we recommend that you vote every proxy card that you receive.

Q.	How will my shares be voted if I return a blank proxy card or a blank voting instruction card?

A.	If you are a holder of record of shares of our common stock and you sign and return a proxy card without giving specific voting instructions, your shares will be voted FOR:

•	the election of each of the nominees for director named in this proxy statement;

•	the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

•	the amendment of the Company’s 2002 Stock Incentive Plan to increase the number of shares of our common stock available for issuance under the Stock Incentive Plan by an additional 4,000,000 shares and to remove the limit on the number of stock-based awards that may be granted under the Stock Incentive Plan; and

•	the approval of the advisory resolution on executive compensation.

If you hold your shares in street name via a broker, bank or other nominee and do not provide the broker, bank or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•	will be treated as “broker non-votes”;

•	will be counted as present for purposes of establishing a quorum;

•	will be voted in accordance with the broker’s, bank’s or other nominee’s discretion on “routine” matters, which includes only the proposal to ratify the appointment of our auditors; and

•	will not be counted in connection with the election of directors, the amendment of the Company’s 2002 Stock Incentive Plan, the advisory vote to approve the compensation of our named executive officers or any other non-routine matters that are properly presented at the annual meeting.

Our Board knows of no matter to be presented at our annual meeting other than the election of directors, ratification of our independent registered public accounting firm, the amendment to the Company’s 2002 Stock Incentive Plan and the advisory resolution to approve the compensation of our named executive officers. If any other matters properly come before our annual meeting upon which a vote properly may be taken, shares represented by all proxies received by us on the proxy card will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Q.	Who is making this solicitation?

A.	This proxy solicitation is being made on behalf of our Board.

Q.	Will a stockholder list be available for inspection?

A.	In accordance with Delaware law, a list of stockholders entitled to vote at our annual meeting will be available at our annual meeting and, for 10 days prior to our annual meeting, at BIOLASE, Inc., 4 Cromwell, Irvine, California 92618 between the hours of 8:00 a.m. and 5:00 p.m. Pacific Time.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board currently consists of five directors whose term of office expires at our annual meeting. Our bylaws provide that our Board will consist of no more than five directors.

On June 6, 2013, the Company, three Company directors who no longer serve on our Board and Federico Pignatelli, our former Chairman of the Board and Chief Executive Officer who was serving in such offices at the time, entered into an agreement that provides, among other things, that the Company and such former directors agree to nominate Mr. Pignatelli for re-election as a director at the annual meeting of stockholders. Under SEC rules, the Company may not include Mr. Pignatelli in its proxy statement or on its proxy card without the consent of Mr. Pignatelli. On March 10, 2016, counsel to the Company sent to Mr. Pignatelli and his counsel a letter stating that the Company would conclude that Mr. Pignatelli does not consent to serving as a director, if elected, or being named in the Company’s proxy materials, if by the close of business on March 17, 2016, (a) he does not return a completed questionnaire indicating such consent or (b) the Company’s counsel does not otherwise receive a clear and unequivocal written statement to the contrary. Neither Mr. Pignatelli nor his counsel responded to such letter. As a consequence, the Company has not included Mr. Pignatelli in this proxy statement or on its proxy card.

At a meeting held on March 9, 2016, our Board nominated each of Paul N. Clark, Harold C. Flynn, Jr., Dr. Jonathan T. Lord, Dr. Frederic H. Moll, and James R. Talevich (collectively, the “Board Nominees”) for election to our Board at our annual meeting. All of the Board Nominees currently serve on our Board. All of the Board Nominees have consented to be named in this proxy statement and have agreed to serve, if elected, until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation, removal or death.

Unless otherwise instructed, the proxy holders will vote the shares represented by proxies received by them FOR each of the Board Nominees.

The following table sets forth certain information regarding the Board Nominees.

Name	Age	Principal Occupation and Business Experience	Director Since
Board Nominees
Paul N. Clark(1)(2)(3)	69	Mr. Clark was appointed to the Board of Directors in February 2014 and serves as Chairman of the Board and the Chairman of our Nominating and Corporate Governance Committee. From 2007 to 2013, Mr. Clark was an operating partner with, and he remains a member of, the Strategic Advisory Counsel of Genstar Capital, LLC, a private equity firm that invests in middle-market companies. Previously, he served as Chairman, Chief Executive Officer and President of ICOS Corporation (“ICOS”) from 1999 to 2007 and Chairman from 2000 until 2007. ICOS, a biotech company sold to Eli Lilly & Co., developed and marketed the drug	February 2014

Name	Age	Principal Occupation and Business Experience	Director Since
		Cialis. From 1984 to 1998, he worked at Abbott Laboratories (“Abbott”) as the President of the Pharmaceuticals Division, retiring as a member of the Abbott board of directors and Executive Vice President. Mr. Clark is currently a member of the board of directors of Agilent Technologies, Inc., Chairman of the Board of Keysight Technologies, and Chairman of the Board of Cerevast Therapeutics, Inc. Mr. Clark received a Bachelor of Arts degree in Finance from the University of Alabama and a Master of Business Administration degree from Dartmouth College. Mr. Clark brings to our Board extensive experience within our industry and expertise in business finance.

Harold C. Flynn, Jr.	50	Mr. Flynn was appointed President and Chief Executive Officer of the Company and to the Board of Directors in July 2015. Prior to joining the Company, Mr. Flynn was President of Zimmer Dental from 2007 to July 2015, a leading manufacturer and provider of medical devices for the dental market including dental implants, prosthetics, and a range of other oral rehabilitation products. Previously, from 2004-2007, he was Divisional Vice President and General Manager at Abbott Hematology, a division of Abbott Laboratories. Mr. Flynn holds a Bachelor of Science degree in Electrical Engineering from the University of Maine at Orono. Mr. Flynn holds patents in laser-based hematology and implantable devices for dentistry. Mr. Flynn provides our Board with extensive business operational experience and expertise in the building of medical device companies, particularly in the dental market.	July 2015

Jonathan T. Lord, M.D.(1)(2).	61	Dr. Lord was appointed to the Board of Directors in August 2014 and serves as Chairman of our Compensation Committee. Dr. Lord is a board-certified forensic pathologist and Fellow of the College of American Pathologists. From March 2012 to January 2013, Dr. Lord was the Chief Operating Officer of the Miller School and Uhealth-University of Miami Health System. From August 2011 to March 2012, Dr. Lord served as the Chief	August 2014

Name	Age	Principal Occupation and Business Experience	Director Since

		Innovation Officer at the University of Miami, Florida. From April 2009 to January 2010, Dr. Lord served as President and Chief Executive Officer of Navigenics, Inc., a privately held healthcare company. Prior to this role, he served as a senior executive in a variety of healthcare organizations including the Anne Arundel Medical Center and SunHealth and served as the Chief Operating Officer of the American Hospital Association. Dr. Lord was also the former Chief Innovation Officer and Senior Vice President of Humana Inc. He began his medical career in the U.S. Navy, serving for 11 years in a number of leadership roles in the Navy Medical Department. Since 2008, Dr. Lord has served on the board of directors of DexCom, Inc., a medical device company focused on the design, development and commercialization of continuous glucose monitoring systems, and he has served as its Chairman since May 2010. Dr. Lord previously served as a director of Stericycle, Inc., a publicly traded medical and pharmaceutical waste management company, and MAKO Surgical Corp., a publicly traded medical device company that was subsequently sold. Dr. Lord also serves or has served as a director of a number of private companies. Dr. Lord received a Bachelor of Science degree in Chemistry and a Doctor of Medicine degree from the University of Miami. Dr. Lord has also earned certificates in Governance and Audit from Harvard Business School. Mr. Lord brings to our Board wide-ranging business and operational experience as well as his expertise in business transactions.

Frederic H. Moll, M.D.(2)(3)	64	Dr. Moll was appointed to the Board of Directors in June 2013 and has served as the Chairman of Auris Surgical Robotics, Inc., an ophthalmic robotics company, since June 2011 and has served as its Chief Executive Officer since August 2012. Dr. Moll co-founded Hansen Medical, Inc., a medical robotics company, in September 2002, served as its Chief Executive Officer through June 2010, and served on its board of directors through May 2012. In November 1995,	June 2013

Name	Age	Principal Occupation and Business Experience	Director Since

		Dr. Moll co-founded Intuitive Surgical, Inc., a medical device company, and served as its first Chief Executive Officer and, later, its Vice President and Medical Director until September 2003. In 1989, Dr. Moll co-founded Origin Medsystems, Inc., a medical device company, which later became an operating company within Guidant Corporation, a medical device company, following its acquisition by Eli Lilly and Company in 1992. Dr. Moll served as Medical Director of Guidant’s surgical device division until November 1995. Dr. Moll holds a Bachelor of Science degree in Economics from the University of California, Berkeley, a Master of Science degree in Management from Stanford University and a Doctor of Medicine degree from the University of Washington School of Medicine. Dr. Moll provides our Board with medical technology expertise and significant knowledge of, and experience in, the medical device industry.

James R. Talevich(2)(3)	65	Mr. Talevich was appointed to the Board of Directors in December 2013 and serves as the Chairman of our Audit Committee. Previously, he served as a director of Nova LifeStyle, Inc., a publicly held international manufacturing company. Since 2009, Mr. Talevich has been a consultant and a private investor. Mr. Talevich was Chief Financial Officer of I-Flow Corporation, a publicly held medical technology company, from 2000 to 2009. Prior to I-Flow, he served as Chief Financial Officer of Gish Biomedical, Inc., a publicly held medical device company, from 1999 to 2000, and as Chief Financial Officer of Tectrix Fitness Equipment, Inc., a privately held manufacturer of virtual reality fitness equipment, from 1995 to 1999. Mr. Talevich previously held financial management positions with Mallinckrodt Medical, Inc., Sorin Biomedical Inc. (Fiat S.p.A.), Pfizer Inc., SensorMedics Corporation, Baxter International Inc. and KPMG LLP. Mr. Talevich holds a Bachelor of Arts degree in Physics from California State University, Fullerton, and	December 2013

Name	Age	Principal Occupation and Business Experience	Director Since

a Master of Business Administration from the UCLA Anderson School of Management. He is licensed as a Certified Public Accountant. Mr. Talevich brings to our Board his experience as a public company chief financial officer in the medical device and other industries and experience in dealing with finance and accounting matters.

(1)	Member of Compensation Committee
(2)	Member of Nominating and Corporate Governance Committee
(3)	Member of Audit Committee

Recommendation of Our Board

Our Board believes that it is important to ensure that our Board is comprised of highly qualified individuals who have relevant experience and are accomplished in their respective fields. Our Board also believes that it is important for the full Board to work together constructively with a focus on shareholder value and a duty to both the Company and to the interests of all of the Company’s stockholders. Our Board believes that all of the Board Nominees meet these criteria.

FOR THESE REASONS, OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MESSRS. CLARK, FLYNN, AND TALEVICH, AND DRS. LORD AND MOLL.

CORPORATE GOVERNANCE

Board Role in Risk Oversight

Our Board takes an enterprise-wide approach to risk management that seeks to complement our organizational objectives, strategic objectives, long-term organizational performance and the overall enhancement of stockholder value. Our Board assesses and considers the risks we face on an ongoing basis, including risks that are associated with our financial position, our competitive position, the impact of our operations on our cost structure, our historical reliance on a small number of distributors, and our reliance on single source suppliers for some of our components. Our Board’s approach to risk management includes understanding the risks we face, analyzing them with the latest information available and determining the steps that should be taken to manage those risks, with a view toward the appropriate level of risk for a company of our size and financial condition.

Certain committees of our Board actively manage risk within their given purview and authority. Our Audit Committee, for example, reviews our disclosure controls and our internal controls over financial reporting on a quarterly basis, including our overall risk assessment and our processes and procedures for assessing risks. In addition, our Compensation Committee, in setting performance metrics, creates incentives for our senior executives that encourage only an appropriate level of risk-taking that is commensurate with our Company’s short-term and long-term strategies and their attendant risks.

Board Composition and Qualifications

Each Board Nominee brings a strong and unique set of skills and background to our Board and gives our Board as a whole substantial experience and competence in a wide variety of areas, including board of directors service, executive management, medical devices, capital equipment, specialty healthcare, consumer products, sales and marketing, international operations, public accounting, corporate finance, risk assessment and manufacturing.

Board Leadership Structure

Our Board currently consists of four non-management directors and our President and Chief Executive Officer, Mr. Flynn. Mr. Clark, one of our independent directors, is Chairman of our Board. Our Board has no policy requiring that the positions of the Chairman of the Board and the Chief Executive Officer be separate or that they be occupied by the same individual. Our Board believes that this matter is properly addressed as part of the succession planning process and that it is in the best interests of the Company for our Board to determine whether to combine the positions from time to time. At this time, our Board believes that the independent Chairman arrangement serves the Company well.

Director Independence

Our Board has determined that each of the Board Nominees other than Mr. Flynn is an independent director as defined by the listing standards of the NASDAQ Marketplace Rules (the “NASDAQ Rules”) and the rules and regulations of the SEC. Mr. Flynn is determined not to be independent based on his current service as our current President and Chief Executive Officer. Jeffrey M. Nugent, our former President and Chief Executive Officer, served on the Board during 2015 and was determined not to be independent based on his position.

Board Committees and Meetings

Our Board held six meetings (including regularly scheduled and special meetings) during the year ended December 31, 2015. During 2015, each person currently serving as a director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he was a director and (ii) the total number of meetings held by all committees of our Board on which such director served during the period for which he served. Although we have no policy with regard to director attendance at our annual meetings of stockholders, it is customary for, and we encourage, all of our directors to attend our annual meetings of stockholders. All of our current directors, except Mr. Flynn who had not yet been appointed, attended our 2015 annual meeting of stockholders.

Our Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee operates pursuant to a written charter that has been approved by our Board. A copy of the current charter for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is available on our website at www.biolase.com under the tab “Investors,” then the link “Corporate Governance.” We do not intend the address to be an active link or to otherwise incorporate the contents of our website into this proxy statement.

Audit Committee. The Audit Committee currently consists of Messrs. Clark and Talevich and Dr. Moll. Mr. Talevich serves as its chairman. Our Board has determined that Mr. Talevich qualifies as the “audit committee financial expert” under the SEC rules and meets the financial sophistication requirements of the NASDAQ Rules. Each member of the Audit Committee is independent as defined in the NASDAQ Rules, including the enhanced independence standards for Audit Committee members.

The primary responsibilities of the Audit Committee include, but are not limited to: (i) the appointment, compensation and oversight of the work of our independent auditor; (ii) reviewing the reports of the independent auditors regarding our accounting practices and systems of internal accounting controls, as applicable; (iii) reviewing our financial reports, our accounting and financial policies in general, and management’s procedures and policies with respect to our internal accounting controls; and (iv) reviewing the independence qualifications and quality controls of the independent auditor. The Audit Committee held six meetings during 2015.

Compensation Committee. The Compensation Committee currently consists of Mr. Clark and Dr. Lord. Dr. Lord serves as its chairman. Each of the current members of the Compensation Committee (i) is independent as defined in the NASDAQ Rules, considering the additional standards for Compensation Committee members set forth therein, (ii) qualifies as a “non-employee” director under SEC rules and regulations and (iii) qualifies as an “outside” director under the Internal Revenue Code of 1986, as amended (the “Code”).

The Compensation Committee’s primary responsibilities include, but are not limited to: (i) reviewing and developing our general compensation policies; (ii) reviewing and approving the compensation of our Chief Executive Officer and other executive officers, including salary, bonus, long-term incentive and equity compensation, and any other perquisites or special benefits; (iii) making awards under and acting as administrator of our equity incentive plans; (iv) overseeing administration of our other employee benefit plans; (v) making recommendations to our Board regarding director compensation; and (vi) producing an annual report on executive compensation for inclusion in our annual proxy statement. The charter for the Compensation Committee requires it to meet at least twice annually. The Compensation Committee held two meetings during 2015.

For compensation decisions relating to our executive officers other than our Chief Executive Officer, our Compensation Committee has historically considered the recommendations of our Chief Executive Officer, based on his assessment of each executive officer’s position and responsibilities, experience and tenure, his observations of each executive officer’s performance during the year and his review of competitive pay practices. Our Chief Executive Officer does not have a role in determining or recommending director compensation. The Compensation Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Compensation Committee has the sole authority to approve related fees and other retention terms.

The Compensation Committee has the authority to hire and fire its own outside compensation consultant and any other advisors it deems necessary. Since July 2014, the Compensation Committee has engaged Arnosti

Consulting, Inc. (“Arnosti”) to act as its independent consultant. The consultant provides the Compensation Committee with information regarding market compensation levels, general compensation trends and best practices. The Compensation Committee also asks the consultant to opine on the reasonableness of specific pay decisions and actions for the named executive officers, as well as the appropriateness of the design of the Company’s executive compensation programs.

The activities of the compensation consultant are directed by the Compensation Committee, although the consultant may communicate with members of management, as appropriate, to gather data and prepare analyses as requested by the Compensation Committee. During 2015, the Compensation Committee asked Arnosti to review market data and advise our Compensation Committee and management on setting executive compensation and the competitiveness and reasonableness of the Company’s executive compensation program; and review and advise the Compensation Committee regarding the Company’s pay for performance, equity grant and dilution levels, each relative to the market. The Compensation Committee also asked Arnosti to provide opinions on named executive officer pay decisions.

In 2015, Arnosti did not provide any other services to the Company. The Compensation Committee assessed the independence of Arnosti pursuant to SEC rules and concluded that Arnosti’s work for the Compensation Committee does not raise any conflict of interest.

The Compensation Committee has determined that Arnosti is independent because it does no work for us other than that requested by the Compensation Committee. The Chairman of the Compensation Committee reviews the consultant’s invoices, which are paid by the Company.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently consists of Messrs. Clark and Talevich and Drs. Lord and Moll. Mr. Clark serves as its chairman. Each of the members of the Nominating and Corporate Governance Committee is independent as defined in the NASDAQ Rules. The Nominating and Corporate Governance Committee is responsible for, among other things: (i) identifying individuals who are qualified to be members of our Board and selecting or recommending that our Board select the nominees for directorships; (ii) to the extent deemed appropriate by the committee, developing and recommending to our Board a set of corporate governance principles for the Company; (iii) establishing the criteria and procedures for selecting new directors; (iv) overseeing the process for evaluating our Board and management; and (v) reviewing and reassessing, at least annually, the adequacy of the Nominating and Corporate Governance Committee, including the compliance of the committee with its charter. The Nominating and Corporate Governance Committee held one meeting during 2015.

The Nominating and Corporate Governance Committee considers candidates for membership to our Board suggested by its members and our other Board members, as well as by our management and stockholders. The Nominating and Corporate Governance Committee may also retain a third-party executive search firm to identify candidates. All recommendations submitted by stockholders should be submitted to the Chairperson of the Nominating and Corporate Governance Committee, to the attention of the Corporate Secretary, BIOLASE, Inc., 4 Cromwell, Irvine, California 92618 and must be accompanied by (1) a detailed resume of the candidate, (2) an explanation of the reasons why the stockholder believes this candidate is qualified for service on our Board, (3) such other information about the candidate that would be required by the SEC rules to be included in a proxy statement, (4) the consent of the candidate, (5) a description of any relationships, arrangements or undertakings between the stockholder and the candidate regarding the nomination or otherwise and (6) proof of the stockholder’s stockholdings in the Company. A stockholder wishing to formally nominate a director for election at a stockholder meeting must comply with the provisions in the Company’s bylaws addressing stockholder nominations of directors.

The Nominating and Corporate Governance Committee focuses on the following criteria in determining whether a candidate is qualified to serve on our Board: (i) personal and professional integrity, ethics and values; (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (iii) experience in the Company’s industry and with relevant social policy concerns; (iv) experience as a board member of another publicly held company; (v) academic expertise in an area of the Company’s operations; (vi) practical and mature business judgment; (vii) whether the candidate has the time required for preparation, participation and attendance at meetings; and (viii) requirements relating to board and board committee composition under applicable law and the NASDAQ Rules. The Nominating and Corporate Governance Committee, and our Board, may also consider the overall diversity of our Board when making a determination on qualification for service on our Board to ensure that our Board is able to represent the best interests of all of our stockholders and to encourage innovative solutions and viewpoints by considering background, education, experience, business specialization, technical skills and other factors with respect to a particular candidate, as compared to composition of our Board at a given time. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders on the same basis that it evaluates other nominees for director.

Stockholder Communications

Any stockholder who wishes to communicate with our Board or any individual director may send written communications to our Board or such director c/o Corporate Secretary, BIOLASE, Inc., 4 Cromwell, Irvine, California 92618. The communication must include the stockholder’s name, address and an indication that the person is our stockholder. The Corporate Secretary will review any communications received from stockholders and will forward such communications to the appropriate director or directors, or committee of our Board, based on the subject matter.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of our Board, executive officers and beneficial holders of more than ten percent of the outstanding shares of our common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) which requires them to file reports with respect to their ownership of our securities. To our knowledge, based solely upon the copies of Section 16(a) reports and written representations which we received from such persons for their 2015 fiscal year transactions in our common stock and their common stock holdings, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors, executive officers and greater than ten percent beneficial owners.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available on our website at www.biolase.com under the tab “Investors,” using the links “Corporate Governance,” followed by “Conduct,” and in print upon request to the Secretary at BIOLASE, Inc., 4 Cromwell, Irvine, California, 92618. If we make amendments to the code of ethics or grant any waiver that we are required to disclose, we will disclose the nature of such amendment or waiver on our website.

DIRECTOR COMPENSATION

The following table sets forth all compensation earned or paid to our non-employee directors during the year ended December 31, 2015. Mr. Nugent, the Company’s President and Chief Executive Officer and a director until July 2015, and Mr. Flynn, the Company’s current President and Chief Executive Officer, did not earn any compensation for their services as directors in 2015.

Name	Board Fees Paid in Cash (1)	Option Awards (1)(2)	Restricted Stock Units (1)	Other Compensation	Total
Paul N. Clark	$—	$376,357	$—	$—	$376,357
Jonathan T. Lord, M.D.	—	195,511	—	—	195,511
Frederic H. Moll, M.D.	—	195,511	—	—	195,511
James R. Talevich	—	205,286	—	—	205,286

(1)	Our non-employee directors other than the Chairman of the Board receive annual compensation consisting of a stock option based upon a cash value of $85,000, and the Chairman of the Board receives annual compensation consisting of a stock option based upon a cash value of $170,000. In addition to the foregoing, the Chairman of the Audit Committee receives annual compensation consisting of a stock option based upon a cash value of $20,000, members of the Audit Committee (other than the Chairman of the Audit Committee) receive annual compensation consisting of a stock option based upon a cash value of $15,000, the Chairman of the Compensation Committee receives annual compensation consisting of a stock option based upon a cash value of $15,000 and members of the Compensation Committee (other than the Chairman of the Compensation Committee) receive annual compensation consisting of a stock option based upon a cash value of $7,500. No additional compensation was provided in 2015 for service on the Nominating and Corporate Governance Committee. New non-employee directors elected or appointed other than at an annual meeting of stockholders will receive compensation on a pro rata basis. Each such option grant will vest in equal monthly installments over a consecutive 12-month period, commencing one month from the date of grant. The number of shares exercisable with respect to each such stock option grant is calculated as follows: the sum total cash value of the compensation that a director is entitled to receive based upon such director’s service, as described above, less the portion of such compensation that such director elects to receive in cash, multiplied by three and divided by the average share price of the Company’s common stock for the trailing twelve months prior to the date of grant. The grant date fair value for the April 27, 2015 option grants to Mr. Clark, Mr. Talevich, Dr. Moll and Dr. Lord was $1.48, which was determined using the Black-Scholes option valuation model with the following assumptions: market price of $2.15, exercise price of $2.27, expected volatility of 87.52%, risk free interest rate of 1.40%, expected option life of 5.3 years and an expected dividend yield of 0%.
(2)	Amounts reported reflect the aggregate grant date fair value of options granted to our non-employee directors for the current fiscal year. These amounts do not reflect actual cash payments made to our directors. There can be no assurance that the full grant date fair value will ever be realized by any director.

The following table sets forth the aggregate grant date fair value of each grant of stock options and restricted stock units awarded to our non-employee directors in 2015.

Director	Grant Date		Exercise Price	Number of Shares Underlying Stock Awards Originally Granted	Aggregate Grant Date Fair Value
Paul N. Clark	April 27, 2015	(1)	$2.27	254,405	$376,357
Jonathan T. Lord, M.D.	April 27, 2015	(2)	2.27	132,159	195,511
Frederic H. Moll, M.D.	April 27, 2015	(2)	2.27	132,159	195,511
James R. Talevich	April 27, 2015	(3)	2.27	138,767	205,286

(1)	On April 27, 2015, Mr. Clark received 254,405 options to purchase shares of our common stock.

(2)	On April 27, 2015, Dr. Lord and Dr. Moll each received 132,159 options to purchase shares of our common stock.
(3)	On April 27, 2015, Mr. Talevich received 138,767 options to purchase shares of our common stock.

The following table sets forth the number of shares underlying outstanding stock options (vested and unvested) held as of December 31, 2015 by each of the persons who served as a non-employee director during 2015. Our non-employee directors did not hold any unvested shares of restricted stock units as of December 31, 2015.

Director	Shares Underlying Options Outstanding at Fiscal Year End
Paul N. Clark	319,583
Jonathan T. Lord, M.D.	201,332
Frederic H. Moll, M.D.	230,837
James R. Talevich	207,695

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis section discusses the compensation policies and programs for our named executive officers, which consist of:

•	Harold C. Flynn, Jr., our President and Chief Executive Officer since July 2015;

•	David C. Dreyer, our Chief Financial Officer since March 2015;

•	Clark M. Barousse, our Senior Vice President for Worldwide Sales and Account Management since August 2014;

•	Dimitri Boutoussov, our Vice President of Research and Development since July 2013 and our Chief Technology Officer from October 2010 to July 2013;

•	William E. Brown, Jr., our Vice President of Business Development since July 2013 and our Vice President of Sales and Marketing since 2008;

•	Jeffrey M. Nugent, who served as our Acting Chief Executive Officer and President and Chief Executive Officer from June 2014 until his resignation in July 2015; and

•	Frederick D. Furry, who served as our Chief Financial Officer from November 2010 until his resignation in January 2016.

The Compensation Committee of our Board is primarily responsible for overseeing the development and administration of the total compensation program for corporate officers and key executives and administering our executive incentive bonus and stock plans.

Compensation Objectives

It is important that we employ energetic people who are enthusiastic about our mission and our products, and we believe this must start at the top with our executive officers who set an example for the entire company. We are engaged in a very competitive industry, and our success depends upon our ability to attract and retain qualified executive officers by offering them competitive compensation packages. Our compensation programs for our executive officers are designed to attract and retain such key executive officers and to reward them in a fashion commensurate with our corporate performance and the value created for our stockholders. Our compensation programs are also designed to support our short-term and long-term strategic goals and values and reward the individual contributions of our executive officers to our success.

Our policy is to provide our executive officers with competitive compensation opportunities that reward their contribution to our financial success and individual performance, while providing financial stability and security. Accordingly, the compensation package for executive officers is mainly comprised of the following compensation elements: (1) a base salary, designed to be competitive with salary levels in the industry and to reflect individual performance; (2) an annual discretionary bonus payable in cash and based on the review of certain annual financial and other performance measures, designed to support our short-term performance; and (3) where appropriate, long-term stock-based incentive awards, designed to support our long-term performance and strengthen the mutual interests between our executive officers and our stockholders. In addition, during 2015 severance benefits were received by Messrs. Nugent and Furry in connection with their separations from the Company. We believe that each of these elements and their combination supports our overall compensation objectives.

Determination of Compensation Awards

The Compensation Committee determines the compensation to be paid to our executive officers. For compensation decisions relating to our executive officers other than our Chief Executive Officer, our Compensation Committee has historically considered the recommendations of our Chief Executive Officer, based on his assessment of each executive officer’s position and responsibilities, experience and tenure, his observations of each executive officer’s performance during the year and his review of competitive pay practices. In addition, as noted earlier this proxy statement, Arnosti provides independent executive consulting services to the Compensation Committee. The Compensation Committee reviews the total compensation levels and the distribution of compensation among the compensation elements identified above for each of our executive officers. The Compensation Committee determines the total compensation levels for our executive officers by considering each executive officer’s position and responsibilities, the individual’s performance of his job-related duties and responsibilities and our financial performance, in the context of our compensation policies and objectives and competitive market data (evaluated with the assistance of Arnosti) applicable to each executive officer’s position.

The principal factors that were taken into account in establishing each executive officer’s compensation package for 2015 are described below. The Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, in future years.

Market Comparisons

The Compensation Committee periodically reviews competitive market data with the assistance of Amosti, as they believe that compensation decisions are complex and require a deliberate review of Company performance and the market’s compensation levels, as well as the overall business environment and the contributions of each individual. Accordingly, the Committee’s approach is to consider competitive compensation practices as a relevant factor rather than establishing compensation at specific benchmark percentiles. We believe that this enables us to respond to dynamics in the labor market and provides us with flexibility in maintaining and enhancing our executive officers’ engagement, focus, motivation and enthusiasm for our future.

Components of Compensation

During 2015, our executive officers’ direct compensation was composed of base salary, annual incentive bonuses, and equity compensation. In addition, in connection with their departures, Messrs. Nugent and Furry received severance payments in 2015. After review of certain annual financial and other performance measures, as well as certain other factors, the Company paid annual incentive bonuses and/or granted equity compensation to all of the named executive officers in 2015.

The Compensation Committee monitors the results of the annual advisory “say-on-pay” proposal and incorporates such results as one of many factors considered in connection with the discharge of its responsibilities. Because a substantial majority of our stockholders approved the compensation program described in our proxy statement in 2015, the Compensation Committee did not implement any changes to our executive compensation program as a result of the stockholder advisory vote.

Base Salaries

Our executive officers’ base salaries are assessed annually by the Compensation Committee, taking into account each officer’s position and responsibilities, including accomplishments and contributions, experience and tenure. In addition, the Compensation Committee considered our stockholders’ previous approval, on an advisory basis, of the compensation of the Company’s named executive officers, as well as the Company’s recent performance and current market conditions.

Mr. Flynn. On May 14, 2015, the Company entered into an employment agreement with Mr. Flynn to serve as President and Chief Executive Officer of the Company, effective July 13, 2015. Under the terms of Mr. Flynn’s employment agreement, Mr. Flynn receives an annual base salary of $425,000. His base salary was negotiated and was based on comparable market data, as well as our compensation goals and objectives.

Mr. Dreyer. On February 22, 2015, the Company entered into an employment agreement with Mr. Dreyer to serve as Chief Financial Officer of the Company, effective March 9, 2015. Under the terms of Mr. Dreyer’s employment agreement, Mr. Dreyer receives an annual base salary of $275,000. His base salary was negotiated and was based on comparable market data, as well as our compensation goals and objectives.

Mr. Barousse. Mr. Barousse’s annual base salary was increased from $275,000 to $283,250 in January 2015 after review by the Compensation Committee of competitive market data presented by Arnosti.

Mr. Boutoussov. Mr. Boutoussov’s annual base salary was increased from $250,000 to $275,000 in January 2015 after review by the Compensation Committee of competitive market data presented by Arnosti.

Mr. Brown. Mr. Brown’s annual base salary was increased from $160,000 to $220,000 in January 2015 after review by the Compensation Committee of competitive market data presented by Arnosti and to offset the 2015 elimination of Mr. Brown’s 0.2% commission on international sales.

Mr. Nugent. Mr. Nugent’s annual base salary prior to his 2015 resignation was $300,000.

Mr. Furry. Mr. Furry’s annual base salary prior to his 2015 resignation was $220,000.

Annual Bonuses and Stock-Based Incentive Awards

Annual cash bonuses are intended to reward accomplishment of our overall corporate performance and objectives for a fiscal year. Effective 2014 and during 2015 the Compensation Committee determined stock options and restricted stock units (“RSUs”) could also be utilized as a tool to incentivize certain executive members of management, and to further align management and stockholder interest. Stock-based incentives align the interests of our executive officers with those of our stockholders and provide each individual with a significant incentive to manage us from the perspective of an owner with an equity stake in our business. Stock options allow our executive officers to purchase shares of our common stock at a fixed price per share (which is at least the closing sale price of our stock on the grant date) over a specified period of time. Stock options generally become exercisable in a series of installments over either a three- or four-year period, contingent upon the officer’s continued employment with us. Accordingly, stock options provide a return to the executive officer only if he remains employed by us during the vesting period, and then only if the market price of the shares appreciates over the option term. As such, stock options not only reward our corporate performance but are also a key retention tool. The size of the option grant to each executive officer, including any grant considered for the Chief Executive Officer and our other named executive officers, is set at a level that is intended to create a meaningful opportunity for stock ownership based on the individual’s position with us, the individual’s performance of his job-related duties and responsibilities in recent periods and his potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The weight given to each of these factors varies from individual to individual.

Mr. Flynn. Mr. Flynn was eligible to receive an annual performance bonus of up to 60% his base salary, which for the partial 2015 employment year, was up to $150,000, based upon the achievement of certain criteria as established by the Compensation Committee relating to product sales and strategy. These performance goals were designed to be challenging, yet achievable with strong management performance. In connection with the commencement of his employment, Mr. Flynn’s 2015 bonus was guaranteed at $100,000. As of December 31, 2015 Mr. Flynn was granted a total bonus of $150,000, which was accrued in 2015, and will be paid in 2016 in the form of the $100,000 guaranteed portion in cash, and a stock option based award with a cash value of $50,000. In connection with Mr. Flynn’s new hire agreement, the Compensation Committee approved on July 13, 2015 equity incentive compensation for Mr. Flynn consisting of non-qualified stock option to purchase 870,000 shares of Company common stock at an exercise price of $1.64 per share, and 870,000 restricted stock units. The restricted stock units vest based upon specific performance criteria established by the Compensation Committee relating to product sales and strategy. These performance goals were designed to be challenging, yet achievable with strong management performance. With respect to his 2015 stock option grant, one-fourth of the stock options vest on July 13, 2016 and the remaining three-fourths vest ratably monthly over a thirty-six month period, commencing on August 13, 2016, subject to Mr. Flynn’s continued service with the Company through the applicable vesting dates.

Mr. Dreyer. Mr. Dreyer was eligible to receive an annual performance bonus of up to 50% his base salary, based on a qualitative assessment of Mr. Dreyer’s performance by the Compensation Committee. For the partial 2015 employment year, no cash bonus was paid to Mr. Dreyer, however he received 70,000 RSUs valued on March 10, 2016 based on his 2015 performance, which will vest on July 1, 2016. In connection with Mr. Dreyer’s new hire agreement, the Compensation Committee approved on March 9, 2015 equity incentive compensation for Mr. Dreyer consisting of non-qualified stock options to purchase 871,710 shares of Company common stock at an exercise price of $1.99 per share, subject to performance and time-based vesting criteria.

Mr. Barousse. Mr. Barousse was eligible to receive an annual performance bonus of up to 50% his base salary, which was determined based on a qualitative assessment of employee performance and revenue generation. No cash bonus was paid to Mr. Barousse in 2015, however in-lieu of cash he received 55,000 restricted stock units on February 26, 2016 based on his 2015 performance, which will vest on July 1, 2016. In addition, during 2015 Mr. Barousse received 290,575 stock options subject to performance and time-based vesting criteria. The performance-based vesting criteria was deemed to be challenging, yet achievable with strong management performance. In 2015, the Company achieved 80% of the performance conditions and this portion of the stock option grant vested on December 31, 2015.

Mr. Boutoussov. Mr. Boutoussov was eligible to receive an annual performance bonus of up to 40% his base salary, which was determined based on a qualitative assessment of employee performance and revenue generation. No cash bonus was paid to Mr. Boutoussov in 2015, however in-lieu of cash he received 50,000 restricted stock units on February 26, 2016 based on his 2015 performance, which will vest on July 1, 2016. In addition, during 2015 Mr. Boutoussov received 290,575 stock options subject to performance and time-based vesting criteria. The performance-based vesting criteria was deemed to be challenging, yet achievable with strong management performance. In 2015, the Company achieved 80% of the performance conditions and this portion of the stock option grant vested on December 31, 2015.

Mr. Brown. Mr. Brown was eligible to receive an annual performance bonus of up to 50% his base salary, which was determined based on a qualitative assessment of employee performance and revenue generation. Mr. Brown did receive a bonus in the amount of $41,229, which was paid in 2015 based on the discretion of the Compensation Committee, along with 50,000 restricted stock units on February 26, 2016 based on 2015 performance, which will vest on July 1, 2016. In addition, during 2015 Mr. Brown received 145,287 stock options subject to performance and time-based vesting criteria. The performance-based vesting criteria was deemed to be challenging, yet achievable with strong management performance. In 2015, the Company achieved 80% of the performance conditions and this portion of the stock option grant vested on December 31, 2015

Mr. Nugent. No formal annual bonus opportunity was set for Mr. Nugent in 2015. Accordingly, no bonus was paid to, or accrued for, Mr. Nugent for 2015.

Mr. Furry. No formal annual bonus opportunity was set for Mr. Furry in 2015. Accordingly, no bonus was paid to, or accrued for, Mr. Furry for 2015.

Policies with Respect to Equity Compensation Award Determinations

We do not time the award of stock option grants in advance of material announcements in order to achieve lower exercise prices. Our policy is that stock options are granted with an exercise price equal to the closing price of our common stock on the date of grant and on the date of the grant. For stock option grants to new employees, our policy is that they be issued on, and have an exercise price equal to the closing stock price of our common stock on the date of grant. All grants to employees are first reviewed with our Board or the Compensation Committee.

Severance and Change of Control Arrangements

All 2015 named executive officers are employed by the Company on an “at will” basis. Pursuant to the terms of select employment agreements, severance benefits may be provided in the event that either the Company terminates employment without cause or the officer resigns for good reason. In addition, during 2015, Messrs. Nugent and Furry received severance benefits in connection with their 2015 separations from the Company. Please see the “Potential Payments Upon Termination or Change in Control” section below for a quantification of the amounts to be received by each NEO assuming a termination of employment or a change in control occurred as of December 31, 2015 or, in the case of Messrs. Nugent and Furry, based on their actual terminations of employment.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth above, and based on its review and discussions, the Compensation Committee recommended to our board of Directors that the Compensation Discussion and Analysis set forth above be included in this Proxy Statement for the 2016 annual meeting of stockholders and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Submitted by the Compensation Committee of our Board:

Jonathan T. Lord, Chairman

Paul M. Clark

The foregoing Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we expressly incorporate this report by reference.

EXECUTIVE COMPENSATION

2015 Summary Compensation Table

The following table shows compensation information for each of our named executive officers, which we sometimes refer to as “NEOs” in this proxy statement:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(2)		Total ($)
Harold C. Flynn, Jr.	2015	179,808		100,000	(7)	1,426,800	(8)	1,037,005	(8)	50,000	(7)	212		2,793,825
President and Chief Executive Officer
David C. Dreyer	2015	211,538		—		—		1,363,291	(8)	—		670		1,575,499
Chief Financial Officer
Clark Barousse	2015	282,933		—		—		432,458	(8)	—		7,842	(5)	723,233
Senior Vice President of Worldwide Sales and Account Management
Dmitri Boutoussov	2015	274,038		—		—		432,458	(8)	—		618		707,114
Vice President of	2014	250,000		—		—		—		—		552		250,552
Research and	2013	250,000		—		—		118,137		—		552		368,689
Development
William E. Brown, Jr	2015	231,221	(4)	41,229		—		216,228	(8)	—		2,556		491,234
Vice President of Business Development
Jeffrey M. Nugent	2015	175,385		—		—		—		—		173,102	(3)(6)	348,487
Former President and	2014	150,000		—		75,000		225,000		—		1,172		451,172
Chief Executive Officer
Frederick D. Furry	2015	29,615		—		—		—		—		80,174	(3)	109,789
Former Chief Financial Officer	2014	219,039		—		—		—		—		305		219,344
	2013	195,402		10,000		—		118,137		—		261		323,800

(1)	The dollar amounts in these columns reflect the aggregate grant date fair value of stock options and RSUs granted to our NEOs, with awards subject to performance-based vesting conditions reported based on the probable achievement of the performance goals at the time of grant. See Note 8 to our audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for a description of the assumptions underlying the calculation of grant date fair value. These amounts do not reflect actual payments made to our NEOs. There can be no assurance that the full grant date fair value will ever be realized by any NEO.
(2)	The dollar amounts in this column for 2015 reflect dollar value of life insurance premiums paid for by the Company on behalf of the NEO.
(3)	Includes payments associated with Messrs. Nugent and Furry’s resignations from the Company during 2015, including base salary amounts and unused vacation time.
(4)	Includes sales commissions of 0.2% of international sales during part of 2015 as designated in employment agreement.
(5)	Includes car allowance.
(6)	Pursuit Mr. Nugent’s severance agreement, all unvested stock and option award were subject to modification to become vested and exercisable as of his termination date of July 12, 2015. As Mr. Nugent’s remaining stock and options were set to fully vest as of July 13, 2015, the only remaining unvested portion consisted of 390 options valued at $465. As amount is immaterial no modification, pursuant to FASB ASC Topic 718, was made in 2015.
(7)

Pursuit Mr. Flynn’s employment agreement, Mr. Flynn was eligible to receive an annual performance bonus of up to 60% his base salary, which for the partial 2015 employment year, was a maximum of $150,000. For 2015, Mr. Flynn was eligible for a minimum non-discretionary performance bonus for 2015 of $100,000. For 2015 performance, Mr. Flynn was granted a total bonus of $150,000, which was accrued in 2015, and will be paid in 2016 in the form of $100,000 in cash and restricted stock units with a $50,000 cash value. The amount reported in the “Bonus” column represents the guaranteed portion of his 2015 bonus, while the amount reported in the “Non-Equity Incentive Plan Compensation” column represents the portion of the bonus paid in RSUs based on the Company’s achievement of the 2015 performance goals.
(8)	Stock and option awards during 2015 were subject to performance-based vesting conditions. In accordance with FASB ASC 718, amounts presented represent the probable achievement of the goals at the time of grant. Assuming maximum achievement of the performance goals, the grant date fair value would be as follows: (i) Mr. Flynn maximum achievement for stock awards was $1,712,160 and maximum achievement for stock options was $1,037,005 (maximum was projected at time of grant); (ii) Mr. Dreyer maximum achievement was $1,363,291; and (iii) Messrs. Barousse, Boutoussov and Brown maximum achievement was $432,458, $432,458, and $216,228, respectively (maximum was projected at time of grant).

Grants of Plan-Based Awards in 2015

The following table presents information regarding annual incentive bonus awards and equity incentive awards granted to the named executive officers during 2015.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards(3)
			Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Harold C. Flynn, Jr	7/13/15	(6)	—	—	—	0	870,000	1,740,000	—	—		1,426,800	(4)
	7/13/15	(6)	—	—	—	—	—	—	—	870,000	$1.64	1,037,005	(4)
	—		—	50,000	50,000	—	—	—	—	—	—	—
David C. Dreyer	3/10/15	(6)	—	—	—	124,342	248,684	248,684	—	623,026	$1.99	1,363,291	(4)
Clark Barousse	1/02/15		—	—	—	72,644	145,288	145,288	—	145,288	$2.64	432,458	(5)
Dmitri Boutoussov	1/02/15		—	—	—	72,644	145,288	145,288	—	145,288	$2.64	432,458	(5)
William E. Brown, Jr.	1/02/15		—	—	—	36,322	72,644	72,644	—	72,644	$2.64	216,228	(5)
Jeffrey M. Nugent(7)	—		—	—	—	—	—	—	—	—	—	—
Frederick D. Furry	—		—	—	—	—	—	—	—	—	—	—

(1)	Amounts shown in these columns represent stock options and RSUs granted in 2015, as described under the caption “Compensation Discussion and Analysis—Stock-Based Incentive Awards.”
(2)	Each option grant has an exercise price equal to the closing stock price of our common stock on the date of grant.
(3)	The dollar amounts in this column reflect the aggregate grant date fair value of stock options and RSUs granted in 2015. See Note 8 to our audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for a description of the assumptions underlying the calculation of grant date fair value.
(4)	New hire grant to Mr. Flynn and Mr. Dreyer represent equity awarded from the Inducement plan and thus do not affect the number of awards available or outstanding under the 2002 Stock Incentive Plan. Mr. Flynn’s restricted stock units vest based upon specific performance criteria established by the Compensation Committee, and 25% of the stock options vest on July 13, 2016 and the remaining 75% vest ratably monthly over a thirty-six month period, commencing on August 13, 2016, Mr. Dreyer’s options vest in two tranches as follows: (i) first tranche of 523,026: 25% of the stock options vested on March 9, 2016, with the remaining 75% of shares vesting ratably monthly over a thirty-five month period, commencing on March 9, 2016, and (ii) second tranche of 348,684 shares: 100,000 vested as of December 31, 2015 and the remaining 248,864 shares vest on March 9, 2025 or based on the Company’s achievement of certain enumerated financial performance targets or other milestones, at the discretion of the Compensation Committee.
(5)	Vesting of 2015 grant are as follows (i) one-half of total grant was subject to performance criteria over the 2015 performance period which were 80% achieved (20% of options were forfeited) and vested as of December 31, 2015, (ii) one-half of total grant was subject to time vesting with 25% vested as of January 2, 2016 and the remaining 75% vesting ratably monthly over a thirty-six month period.

(6)	Although grants were awarded as of the start date for Messrs. Flynn and Dreyer, approval of grants were as of May 14, 2015 and February 22, 2015, respectively.
(7)	Pursuit Mr. Nugent’s severance agreement, all unvested stock and option award were subject to modification to become vested and exercisable as of his termination date of July 12, 2015. As Mr. Nugent’s remaining stock and options were set to fully vest as of July 13, 2015, the only remaining unvested portion consisted of 390 options valued at $465. As amount is immaterial no modification, pursuant to FASB ASC Topic 718, was made in 2015.

Outstanding Equity Awards at Fiscal Year-End 2015

The following table sets forth summary information regarding the outstanding equity awards held by each of our named executive officers at December 31, 2015.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Awards						Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested(#)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested($)
			Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date
Harold C. Flynn, Jr.	—		870,000	(6)	—		1.64	07/13/25	—		—
	—		—		—		—	—	870,000	(6)	731,757	(6)
David C. Dreyer.	100,000	(1)	523,026	(1)	248,684	(1)	1.99	03/09/25	—		—
Clark Barousse	116,231	(3)	145,288	(2)	—		2.64	01/02/25	—		—
Dmitri Boutoussov.	116,231	(3)	145,288	(2)	—		2.64	01/02/25	—		—
	75,000		—		—		4.00	12/17/17	—		—
	45,833		4,167	(4)	—		5.00	03/23/18	—		—
	20,000		—		—		8.46	12/20/16	—		—
William E. Brown, Jr.	70,000		—		—		0.93	11/20/18	—		—
	58,116	(3)	72,644	(2)	—		2.64	01/02/25	—		—
	38,333		1,667	(5)	—		2.89	02/16/17	—		—
	50,000		—		—		4.00	12/12/17	—		—
	45,833		4,167	(4)	—		5.00	03/23/18	—		—
	20,000		—		—		7.26	05/24/16	—		—
Jeffrey M. Nugent	172,282		—		—		1.98	07/13/24	—		—
Frederick D. Furry	—		—		—		—	—	—		—

(1)	Represents equity incentive compensation consisting a non-qualified stock option granted to Mr. Dreyer on March 9, 2015. These options vest in two tranches as follows: (i) as to options to purchase 523,026 shares (the “First Tranche”), options to purchase 130,757 shares vest and become exercisable on March 9, 2016, and options to purchase 10,896 shares vest and become exercisable each month following March 9, 2016 for a period of 35 consecutive months, and options to purchase 10,909 shares vest and become exercisable on March 9, 2019, and (ii) as to options to purchase 248,684 shares (the “Second Tranche”), all such shares vest and become exercisable on March 9, 2025 or based on the Company’s achievement of certain enumerated financial performance targets or other milestones, at the discretion of the Compensation Committee. Note the Second Tranche also included 100,000 options which had an accelerated vesting period and were fully exercisable as of December 31, 2015.
(2)	Represents equity incentive compensation consisting a non-qualified stock option granted on January 2, 2015. The options vest 25% on January 2, 2016 and the remaining 75% will vest ratably monthly over a thirty-six month period, subject to continued service with the Company through the applicable vesting dates.

(3)	Represents equity incentive compensation consisting a non-qualified stock option granted on January 2, 2015. The options vested based upon specific performance criteria established by the Compensation Committee, which were only 80% achieved during 2015. As such 20% of the award was forfeited and the remaining options vested on December 31, 2015.
(4)	Represents stock options granted on March 23, 2013. These stock options vest ratably monthly over a thirty-six month period, subject to Mr. Boutoussov and Mr. Brown’s continued service with the Company through the applicable vesting dates.
(5)	Represents stock options granted on February 16, 2012. These stock options vest ratably monthly over a forty-eight month period, subject to Mr. Brown’s continued service with the Company through the applicable vesting dates.
(6)	Represents equity incentive compensation consisting a non-qualified stock option and RSUs granted to Mr. Flynn on July 13, 2015. The RSUs vest based upon specific performance criteria established by the Compensation Committee, and 25% of the stock options vest on July 13, 2016 and the remaining 75% vest ratably monthly over a thirty-six month period, commencing on August 13, 2016, subject to Mr. Flynn’s continued service with the Company through the applicable vesting dates.

Option Exercises and Stock Vested in 2015

The following table summarizes the stock vested in 2015 held by each of our named executive officers for the year ended December 31, 2015.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Harold C. Flynn, Jr.	—	—
David C. Dreyer	—	—
Clark Barousse	—	—
Dmitri Boutoussov	—	—
William E. Brown, Jr.	—	—
Jeffrey M. Nugent	37,879	81,792
Frederick D. Furry	—	—

(1)	Represents the closing market price of a share of our common stock on the date of vesting multiplied by the number of RSUs that vested.

Potential Payments upon Termination or Change of Control

As described below, pursuant to the terms of select employment agreements, severance benefits may be provided in the event that the Company terminates employment without cause, the officer resigns for good reason or following a change in control. The following is a description and quantification of the benefits that the executive would have received assuming a termination as of December 31, 2015 or, in the case of Messrs. Nugent and Furry, based on their actual separations from the Company.

Mr. Flynn. In the event that Mr. Flynn is terminated without cause (or resigns for good reason), he shall be entitled to (i) twelve months of base salary as of the date of termination, payable over twenty-six equal installments ($16,346 per month), and (ii) paid COBRA premiums for the twelve-month period following such termination ($1,208 per month). In the event that Mr. Flynn is terminated within twelve months following a change in control, in addition to the above severance benefits, Mr. Flynn will also receive (i) his target performance bonus then in effect ($100,000), (ii) his unvested stock options shall vest and be exercisable (870,000 shares, assuming a closing stock price of $0.84 on December 31, 2015), and (iii) one-half of his performance-based equity awards shall vest (435,000 shares, assuming a closing stock price of $0.84 on December 31, 2015).

Mr. Dreyer. In the event that Mr. Dreyer is terminated without cause (or resigns for good reason), he shall be entitled to (i) twelve months of base salary as of the date of termination, plus the full amount of Mr. Dreyer’s performance bonus target then in effect, payable over twenty-six equal installments ($10,577 per month), (ii) paid COBRA premiums for the twelve-month period following such termination ($1,945 per month), and (iii) the unvested portion of any stock options that are not tied to financial performance (523,026 shares, assuming a closing stock price of $0.84 on December 31, 2015). In the event that Mr. Dreyer is terminated within twelve months following a change in control, the same severance benefits apply, however the compensation will be paid as a lump sum rather than over twenty-six equal installments.

Mr. Barousse. Mr. Barousse is not entitled to any severance or change in control benefits under his employment agreement.

Mr. Boutoussov. In the event that Mr. Boutoussov is terminated within eighteen months following a change in control, Mr. Boutoussov will receive (i) twelve months of base salary as of the date of termination, plus the full amount of any performance bonus target then in effect ($22,917 per month), and (ii) paid COBRA premiums for the twelve-month period following such termination ($1,905 per month).

Mr. Brown. Mr. Brown is not entitled to any severance, however in the event that Mr. Brown is terminated within twelve months following a change in control is entitled to receive (i) twelve months of base salary as of the date of termination ($18,333 per month), and (ii) paid COBRA premiums for the twelve-month period following such termination ($1,482 per month).

Mr. Nugent. In connection with Mr. Nugent’s resignation in 2015 he was entitled to severance including (i) compensation equal to $150,000, payable in five equal installments ($30,000 per month), (ii) paid COBRA premiums for the eighteen-month period following such termination ($1,638 per month), and (iii) the period to exercise vested stock options shall be extended until the expiration date of such option and outstanding options and RSUs shall continue to vest in accordance with the original vesting dates set forth in the underlying award agreements.

Mr. Furry. In connection with Mr. Furry’s resignation in 2015 he was provided a transition success severance package upon the satisfactory completion of transitional duties. As Mr. Furry met the criteria he received in 2015 (i) additional three months compensation at his current base salary at date of termination ($18,333 per month), (ii) the period to exercise stock options that have vested on or before January 31, 2015 was extended ninety days, in addition to the ninety days afforded employees separated without cause under the Company’s 2002 Stock Incentive Plan, and (iii) the Company agreed to pay for the reasonable cost of outplacement services of the Company’s choosing, not to exceed $20,000.

EQUITY COMPENSATION PLAN INFORMATION

Our 2002 Stock Incentive Plan is designed to attract and retain the services of individuals essential to the Company’s long-term growth and success. The following table summarizes information as of December 31, 2015 with respect to the shares of our common stock that may be issued upon exercise of options, warrants or rights under our 2002 Stock Incentive Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Stockholders	4,493,332	$2.72	3,988,612
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	4,493,332	$2.72	3,988,612

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On the basis of filings with the SEC and other information, we believe that based on 58,227,539 shares of our common stock being issued and outstanding as of April 1, 2016, the following persons, including groups of persons, beneficially owned more than five percent (5%) of our outstanding common stock:

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Larry N. Feinberg(1)	11,873,711	20.4%
200 Greenwich Avenue Greenwich, Connecticut 06830
Jack W. Schuler(2)	11,935,138	20.5%
28161 North Keith Drive Lake Forest, Illinois 60045
Camber Capital Management LLC(3)	5,332,394	9.2%
101 Huntington Avenue, Suite 2550 Boston, Massachusetts 02199

(1)	Based on the information provided in Amendment No. 11 to Schedule 13D, filed with the SEC on November 12, 2015 by Larry N. Feinberg, Oracle Partners, L.P. with respect to itself, Oracle Institutional Partners, L.P. (“Institutional Partners”), Oracle Ten Fund Master, L.P. (“Ten Fund”), Oracle Associates, LLC (“Oracle Associates”), Oracle Investment Management, Inc. (“Oracle Investment”) (Mr. Feinberg, together with Oracle Partners, Institutional Partners, Ten Fund, Oracle Associates and Oracle Investment, the “Oracle Reporting Persons”). The Oracle Reporting Persons reported that Mr. Feinberg beneficially owns and has shared voting and dispositive power with respect to 11,873,711 shares of our common stock, Oracle Partners, L.P. beneficially owns and has shared voting and dispositive power with respect to 6,765,093 shares of our common stock, Institutional Partners beneficially owns and has shared voting and dispositive power with respect to 2,057,202 shares of our common stock, each of Ten Fund and Oracle Investment beneficially owns and has shared voting and dispositive power with respect to 3,051,416 shares of our common stock, Oracle Associates beneficially owns and has shared voting and dispositive power with respect to 11,873,711 shares of our common stock. Such beneficial ownership includes warrants held by each of Oracle Partners, Institutional Partners and Ten Fund to purchase 336,047 shares of our common stock, 470,465 shares of our common stock and 537,674 shares of our common stock, respectively, totaling 1,344,186 shares issuable upon exercise of warrants held by the Oracle Reporting Persons, which warrants became exercisable on May 7, 2015. The terms of the warrants prohibit the holder of such warrants from exercising the warrants to the extent that the exercise would result in the holder and its affiliates beneficially owning more than 19.99% of the outstanding shares of our common stock.

Each of the Oracle Reporting Persons is a party that certain Standstill Agreement, dated as of November 10, 2015, with the Company, pursuant to which the Oracle Reporting Persons agreed, among other things, that neither they, nor any of their affiliates or associates would purchase or acquire any additional shares of our common stock, if , after such purchase, the aggregate beneficial ownership of the Oracle Reporting Persons and their affiliates and associates would exceed 25% of the issued and outstanding shares of our common stock.

In accordance with SEC rules, the percentage indicated in the table above is based on 58,227,539 shares outstanding as of April 1, 2016, together with the addition of 1,344,186 shares issuable upon exercise of the warrants held by the Oracle Reporting Persons.

(2)

Based on the information provided in Amendment No. 7 to Schedule 13D, filed with the SEC on December 14, 2015 by Jack W. Schuler with respect to himself, the Jack W. Schuler Living Trust (the “Schuler Trust”), Renate Schuler, and the Schuler Family Foundation (the “Schuler Foundation,” and together with Mr. Schuler, Ms. Schuler and the Schuler Trust, the “Schuler Reporting Persons”). The Schuler Reporting Persons reported that Mr. Schuler beneficially owns and has shared voting and dispositive power with respect to 11,935,138 shares of our common stock, Schuler Trust beneficially owns and has shared voting and dispositive power with respect to 6,036,873 shares of our common stock, and Ms. Schuler and Schuler Foundation beneficially owns and has shared voting and dispositive power with respect to 5,898,265 shares of our common stock. Such beneficial ownership excludes warrants held by the Schuler Foundation to purchase 3,824,252 shares of our common stock that became exercisable on May 7, 2015. The terms of the warrants prohibit the holder of such warrants from exercising the warrants to the extent that the exercise would result in the holder and its affiliates beneficially owning more than 19.99% of the outstanding shares of our common stock.

Each of the Schuler Reporting Persons is a party that certain Standstill Agreement, dated as of November 10, 2015, with the Company, pursuant to which the Schuler Reporting Persons agreed, among other things, that neither they, nor any of their affiliates or associates would purchase or acquire any additional shares of our common stock, if, after such purchase, the aggregate beneficial ownership of the Schuler Reporting Persons and their affiliates and associates would exceed 25% of the issued and outstanding shares of our common stock.

In accordance with SEC rules, the percentage indicated in the table above is based on 58,227,539 shares outstanding as of April 1, 2016, together with the addition of 3,824,252 shares issuable upon exercise of the warrants held by the Schuler Reporting Persons.

(3)	Based on the information provided in Amendment No. 3 to Schedule 13G, filed with the SEC on February 12, 2016 by Camber Capital Management LLC (“Camber”). Camber reported that it and Stephen DuBois each beneficially owns and has shared voting and dispositive power with respect to 5,332,394 shares of our common stock. Such beneficial ownership includes warrants held by each of Camber Capital Master Fund, LP and Camber Capital Fund II, LP to purchase 1,761,452 and 13,808 shares of our common stock, respectively, which warrants became exercisable on May 7, 2015. In accordance with SEC rules, the percentage indicated in the table above is based on 58,227,539 shares outstanding as of April 1, 2016, together with the addition of 1,775,260 shares issuable upon exercise of the warrants held by the Schuler Reporting Persons.

The following table sets forth the beneficial ownership of shares of our common stock as of April 1, 2016 by (i) each current director, (ii) each of the Board Nominees, (iii) each named executive officer and (iv) all current directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws, where applicable. Percentage ownership is based on 58,227,539 shares of our common stock outstanding as of April 1, 2016. Shares underlying options or warrants exercisable within 60 days of April 1, 2016 are deemed outstanding for the purpose of computing the percentage ownership of the person or persons holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other persons.

Name	Owned Shares of Common Stock		Number of Shares Underlying Options or Warrants Exercisable Within 60 Days of April 1, 2016		Percentage of Class
Paul N. Clark(1)	1,155,257	(5)(6)	582,606	(7)	3.0%
Harold C. Flynn, Jr.(1)(2)	50,000		—		*
Jonathan T. Lord(1)	126,690	(5)	267,087	(8)	*
Frederic H. Moll(1)	9,217	(5)	230,837		*
James R. Talevich(1)	9,217	(5)(8)	207,695		*
David C. Dreyer(2)	53,000		623,026		1.2%
Clark Barousse(2)	—		164,660		*
Dmitri Boutoussov(2)	—		309,660		*
William E. Brown, Jr.(2)	—		312,330		*
All current directors and executive officers as a group	1,403,381		2,697,900		7.0%
Jeffrey M. Nugent(2)(3)	130,427	(9)	198,584	(10)	*
Frederick D. Furry(2)(3)	18,198		—		*

*	Represents less than 1%.
(1)	Director.
(2)	Named executive officer.
(3)	Resigned from the Company in 2015.
(4)	Other Nominee.
(5)	Includes 9,217 vested RSUs.
(6)	Includes 925,486 shares held by the Paul and Carolyn Clark Revocable Trust of 2009. Mr. Clark is the trustee of the Paul and Carolyn Clark Revocable Trust of 2009.
(7)	Includes warrants to purchase 263,024 shares of our common stock held by the Paul and Carolyn Clark Revocable Trust of 2009. Mr. Clark is the trustee of the Paul and Carolyn Clark Revocable Trust of 2009.
(8)	Includes warrants to purchase 65,755 shares of our common stock.
(9)	Includes 37,879 vested RSUs.
(10)	Includes warrants to purchase 26,302 shares of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The charter of the Audit Committee requires that it review any insider or related party transactions. In connection with this requirement, our written policy for the review of related party transactions (transactions with the Company or any of its subsidiaries involving our directors, executive officers or holders of more than five percent of our outstanding common stock or any member of the immediate family of the foregoing) is reviewed by our Audit Committee and our Board at least annually. Under our policy, any related party transactions require prior approval by the Audit Committee or by a majority of the disinterested members of our Board. In addition, transactions involving our directors are disclosed and reviewed by the Nominating and Corporate Governance Committee in its assessment of our directors’ independence. To the extent any related party transactions are ongoing business relationships, the transactions are reviewed annually by the Audit Committee. Related party transactions must be on terms no less favorable to the Company than those that it believes could be obtained from unaffiliated third parties.

Since January 1, 2015, there has not been, and there is not currently proposed, any transaction or series of related transactions in which we were or are to be a participant or are currently a participant involving an amount in excess of $120,000 and in which (a) any director, nominee for director, executive officer or stockholder known to the Company to be the beneficial owner of more than five percent of our outstanding common stock or (b) any member of the immediate family of any person identified in clause (a) had or will have a direct or indirect material interest.

AUDIT COMMITTEE REPORT

The Audit Committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of our financial statements; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed our financial statements as of and for the fiscal year ended December 31, 2015 with management and BDO USA, LLP, our independent registered public accounting firm. The Audit Committee also discussed with BDO USA, LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit Committee. The Audit Committee also received the written disclosures and the letter from BDO USA, LLP required by Public Company Accounting Oversight Board Rule 3526, Independence Discussion with Audit Committees, as amended, and the Audit Committee discussed the independence of BDO USA, LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC. The Audit Committee also appointed BDO USA, LLP as our independent registered public accounting firm for fiscal year 2016, subject to stockholder ratification.

Submitted by the Audit Committee of our Board:

James R. Talevich, Chairman

Paul N. Clark

Frederic H. Moll, M.D.

Date: April 6, 2016

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2016.

The Audit Committee has appointed BDO USA, LLP as our independent registered public accounting firm for 2016, subject to stockholder ratification. Our Board and the Audit Committee is asking our stockholders to ratify the appointment by the Audit Committee of BDO USA, LLP’s as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2016. Stockholder ratification of such selection is not required by our bylaws or any other applicable legal requirement. However, our Board is submitting the selection of BDO USA, LLP to our stockholders for ratification as a matter of good corporate governance.

In the event our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain BDO USA, LLP for the 2016 fiscal year. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made.

A representative of BDO USA, LLP is expected to be present at our annual meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees billed and billable to us for professional services rendered by BDO USA, LLP for the fiscal years ended December 31, 2015 and 2014.

	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
Audit Fees(1)	$264,800	$297,544
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$264,800	$297,544

(1)	2015 and 2014 audit fees include services performed in connection with the audit of the Company’s internal control over financial reporting as of December 31, 2015, and 2014, respectively, and fees paid in conjunction with services performed on our registration statements and prospectus supplement filings with the SEC in 2015 and 2014.

Determination of Independence

In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

According to policies adopted by the Audit Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be approved by the Audit Committee. This policy generally provides that we will not engage any independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval will be detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. In providing any pre-approval, the Audit Committee considers whether the services to be approved are consistent with the SEC’s rules on auditor independence.

All fees paid to BDO USA, LLP in 2015 and 2014 were pursuant to engagements pre-approved by the Audit Committee, and none of those engagements made use of the exception to pre-approval contained in Regulation S-X, Rule 2-01(c)(7)(i)(C).

Recommendation of Our Board and Audit Committee

OUR BOARD AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

PROPOSAL THREE

AMENDMENT OF THE COMPANY’S 2002 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN BY AN ADDITIONAL 4,000,000 SHARES AND TO REMOVE THE LIMIT ON THE NUMBER OF STOCK-BASED AWARDS THAT MAY BE GRANTED UNDER THE STOCK INCENTIVE PLAN

General

We are asking our stockholders to approve an amendment to our 2002 Stock Incentive Plan (as amended effective as of May 26, 2004, November 15, 2005, May 16, 2007, May 5, 2011, June 6, 2013, August 27, 2014, and April 27, 2015, the “Stock Incentive Plan”), which amendment was approved by our Board on March 9, 2016, subject to stockholder approval. The effect of the amendment is to increase the number of shares of our common stock available for issuance under the Stock Incentive Plan by an additional 4,000,000 shares and to remove the limit on the number of stock-based awards that may be granted under our stock issuance program under the plan. The amendment to remove the limit on the number of stock-based awards is intended to provide greater flexibility to the compensation committee in its design of the Company’s equity compensation program by allowing the Company to grant restricted stock and restricted stock unit awards to eligible participants, subject to the overall plan limits included in the Stock Incentive Plan and a further limitation of granting no more than 5% of the shares under the stock issuance program as not being subject to the minimum vesting provisions included in the Stock Incentive Plan. The full text of the Stock Incentive Plan, as proposed to be amended, is attached to this proxy statement as Appendix A.

As of April 1, 2016, 3,318,279 shares of our common stock were available for issuance under the Stock Incentive Plan. The number of shares of our common stock is being increased with the amendment in order to provide for awards in future years. We intend to award grants to directors, officers, and employees to provide incentives to such individuals to focus on our critical long-range objectives and to encourage the attraction and retention of such individuals.

The principal features of the Stock Incentive Plan are summarized below. However the summary is qualified in its entirety by reference to the Stock Incentive Plan itself, which is attached to this proxy statement as Appendix A. We encourage you to read the Stock Incentive Plan carefully.

Background of the Stock Incentive Plan

The Stock Incentive Plan was approved by our stockholders on May 23, 2002. The Stock Incentive Plan originally reserved 1,000,000 shares of our common stock for issuance as stock awards or upon exercise of options granted pursuant to the Stock Incentive Plan plus the number of shares that remained available as of such date under the predecessor 1998 Stock Option Plan. The Stock Incentive Plan was amended in 2004 to increase the shares reserved by an additional 1,000,000 shares. In 2005, the Stock Incentive Plan was amended to increase the shares reserved by an additional 950,000 shares. In May 2007, the Stock Incentive Plan was amended to increase the shares reserved by an additional 1,000,000 shares. In May 2011, the Stock Incentive Plan was amended to increase the shares reserved by an additional 1,000,000 shares. In June 2013, the Stock Incentive Plan was amended to increase the shares reserved by an additional 800,000 shares. In August 2014, the Stock Incentive Plan was amended to increase the shares reserved by an additional 1,500,000 shares. In April 2015, the Stock Incentive Plan was amended to increase the shares reserved by an additional 2,300,000 shares. Following the April 2015 amendment, the total number of shares of our common stock reserved for issuance under the Stock Incentive Plan was 11,550,000.

The Stock Incentive Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to our long-term growth and financial success. Accordingly, our officers and other employees, our non-employee directors and independent contractors have the opportunity to acquire a meaningful equity interest in us through their participation in the Stock Incentive Plan. As of April 1, 2016, approximately 204 officers and employees, four non-employee directors, and eight independent contractors were eligible to participate in the Stock Incentive Plan. Our burn rate of shares utilized under the Stock Incentive Plan has averaged approximately 4.2% over the past three years.

Shares Subject to the Stock Incentive Plan

As of April 1, 2016, 5,133,903 shares of our common stock were subject to outstanding options and RSUs and 3,318,279 shares remained available for issuance under the Stock Incentive Plan. If this proposal is approved, then an additional 4,000,000 shares would be available for issuance under the Stock Incentive Plan. All outstanding options were issued at the closing sale price of our common stock on the date of grant or higher. Options generally expire following termination of the optionee’s service between 90 days and 12 months following termination of service and have an exercise term not to exceed 10 years from the date of grant. The market value of the securities underlying the outstanding options as of April 1, 2016 was $1.21 per share of our common stock. If this proposal is approved and all available shares for issuance under the Stock Plan were in fact issued, such shares would constitute approximately 17.6% of our common stock outstanding as of April 1, 2016. We plan to file a registration statement on Form S-8 to register the additional 4,000,000 shares being reserved under the Stock Incentive Plan.

Description of the Stock Incentive Plan

The Stock Incentive Plan consists of two equity incentive programs: (1) the discretionary option grant program, and (2) the stock issuance program. The Stock Incentive Plan also included an automatic option grant program for our non-employee directors; however, that was eliminated at our 2015 annual meeting. The principal features of each program are described below.

Both our Board and the Compensation Committee have the authority to act as the Stock Incentive Plan administrator of the discretionary option grant and stock issuance programs with respect to option grants and stock issuances made to our executive officers and directors and also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. Our Board may at any time appoint a secondary committee comprised of one or more directors to have concurrent authority to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee directors. All grants under the Stock Incentive Plan will be made in strict compliance with the express provisions of the applicable program. Options granted under the Stock Incentive Plan may be “incentive stock options” as defined in Section 422 of the Code, or non-qualified options. The Stock Incentive Plan prohibits the re-pricing of outstanding stock options or the exchange of outstanding stock options for stock options with a lower exercise price, unless stockholder approval is obtained, or if in connection with a change of control of us or a change in our common stock (such as the result of a merger, stock split, stock dividend or recapitalization of us).

Discretionary Option Grant Program

The plan administrator has complete discretion under the discretionary option grant program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

Each granted option must have an exercise price per share determined by the plan administrator, and such exercise price cannot be less than the fair market value of our common stock on the date of grant. No granted option can have a term in excess of ten years. In general, all shares subject to an outstanding option vest and become fully exercisable immediately prior to a change of control of us unless the option is assumed or continues in full force pursuant to the change in control transaction, replaced with a cash incentive program which preserves the economic value of the shares subject to the option that remain unexercisable or the plan administrator imposes any other limitations.

Stock Issuance Program

Shares may be issued under the stock issuance program at a price per share determined by the plan administrator, payable in cash or for past services rendered to us (or, if permitted by the plan administrator, by delivery of a promissory note). The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such stock issuances or restricted stock unit awards, the time or times when those issuances or awards are to be made, and the number and purchase price of shares subject to each such issuance or award. The plan administrator has discretion over the vesting schedule for shares issued under the stock issuance program, provided that shares issued at less than fair market value on the date of grant will vest over a period of not less than three years, with accelerated vesting permitted only upon a change of control or in other limited circumstances (e.g., death or disability of the recipient, termination without cause or pursuant to a severance agreement or plan under which the recipient provides consideration for accelerated vesting). Shares of our common stock may also be issued under the program pursuant to restricted stock unit awards that entitle the recipients to receive those shares upon the attainment of designated performance goals (subject to a minimum performance period of not less than one year) or satisfaction of specified service requirements (subject to the same general three-year vesting period described above). Up to 5% of the total number of shares reserved for issuance under the Stock Incentive Plan may be issued without regard to the foregoing restrictions. In general, the plan administrator may, in its discretion, at any time waive the surrender or cancellation of an award upon an individual’s cessation of service or failure to attain any applicable performance goals, upon a change in control, proxy contest or upon any other event. In general, all unvested shares vest immediately prior to a change of control of us unless such repurchase rights are assumed or continued in full force pursuant to the change in control transaction or the plan administrator imposes any other limitations.

Per Person Limits

Under the terms of the Stock Incentive Plan, no one person participating in the plan may receive stock options and direct stock issuances for more than 1,500,000 shares of Common Stock pursuant to the plan in the aggregate per calendar year. In addition, the Stock Incentive Plan also previously limited our ability to grant more than 200,000 shares of Common Stock under the direct stock issuance program. We are asking our stockholders to amend the Stock Incentive Plan to eliminate the 200,000 limitation on grants under the direct stock issuance program. Under that program, awards granted under the direct stock issuance program would still be subject to the minimum vesting provisions described above, except with respect to up to 5% of the total shares under the plan or in the case of certain terminations of employment or a change in control.

New Plan Benefits under the Stock Incentive Plan

On February 26, 2016, the Compensation Committee granted certain time-based RSU awards that are subject to stockholder approval of the amendment to the Stock Incentive Plan to eliminate the 200,000 limitation on shares of Common Stock that may be granted under the direct stock issuance program. If this proposal is not adopted, these awards will not be valid and the Compensation Committee will consider what course of action to follow with respect to the awards and future grants of stock-based awards under the Stock Incentive Plan. Information regarding the awards is set forth in the table below.

Name and Position	Number of Shares of Common Stock Award (#)	Grant Date Value of Shares of Common Stock Award ($)
Harold C. Flynn, Jr.	—	—
President and Chief Executive Officer
David C. Dreyer	—	—
Chief Financial Officer
Clark Barousse	55,000	46,397
Senior Vice President of Worldwide Sales and Account Management
Dmitri Boutoussov	100,000	78,630
Vice President of Research and Development
William E. Brown, Jr.	87,500	69,517
Vice President of Business Development
All current executive officers	242,500	194,545
All current directors who are not executive officers	—	—
All current employees (other than current executive officers)	286,000	226,148

Historical Grants under the Stock Incentive Plan

The following table sets forth the number of options and shares granted over the lifetime of the Stock Incentive Plan to the individuals and groups as indicated as of April 1, 2016:

Name and Position	Stock Options	Shares of Common Stock
Harold C. Flynn, Jr.	—	59,523
President and Chief Executive Officer
David C. Dreyer	—	70,000
Chief Financial Officer
Clark Barousse	435,863	55,000
Senior Vice President of Worldwide Sales and Account Management
Dmitri Boutoussov	893,863	100,000
Vice President of Research and Development
William E. Brown, Jr.	634,431	87,500
Vice President of Business Development
All current executive officers	1,964,156	372,023
All current directors who are not executive officers	959,447	36,868
All current employees (other than current executive officers)	4,189,686	286,000

Restrictions on Cancellation, Regrants and Repricing

Except with the approval of our stockholders, (i) no option may be granted in exchange for or in connection with the cancellation or surrender of an outstanding option with a higher exercise price and (ii) no option may be amended to reduce its exercise price other than in connection with a change in control or adjustment made in connection with a change in our common stock without receipt of consideration by the Company (such as the result of a merger, stock split, stock dividend or recapitalization of us).

Amendment and Termination of the Stock Incentive Plan

Our Board may amend or modify the Stock Incentive Plan at any time, subject to any required stockholder approval to increase the number of reserved shares under applicable laws and regulations, including Code Section 422, Exchange Act Rule 16b-3 and the NASDAQ Rules. In addition, stockholder approval is required to modify the eligibility requirements for participation in the Stock Incentive Plan. Our Board may not amend the Stock Incentive Plan without the consent of an optionee or participant if such amendment adversely affects the rights and obligations of such optionee or participant with respect to options or unvested stock issuances at the time outstanding under the Stock Incentive Plan.

Certain Federal Income Tax Consequences

No taxable income is recognized by the optionee at the time of the grant of an incentive stock option, and no taxable income is recognized for regular tax purposes at the time the option is exercised. However, the excess of the fair market value of our common stock received over the option price is an “item of adjustment” for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date (or amount realized upon disposition, if lower) over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the ordinary income recognized by the optionee.

All other options granted under the Stock Incentive Plan will be non-statutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon exercise of the non-statutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long-term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

The recipient of a restricted stock unit award will generally recognize ordinary compensation income when the shares subject to such award are transferred to the recipient in an amount equal to the excess of the value of the shares at that time over the price, if any, paid for such shares.

Except as otherwise described above with respect to incentive stock options, we generally will be entitled to a deduction when and for the same amount that the recipient recognizes ordinary income, subject to the limitations of Section 162(m) of the Code with respect to compensation paid to certain “covered employees.” Under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million in any one year. However, the Section 162(m) deduction limit does not apply to certain “performance-based compensation” as provided for by the Code provided certain requirements are met. In general, stock options will be deemed to satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is greater than or equal to the fair market value of the stock subject to the award on the grant date).

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to us. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

Recommendation of Our Board

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT OF THE COMPANY’S 2002 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN BY AN ADDITIONAL 4,000,000 SHARES AND TO REMOVE THE LIMIT ON THE NUMBER OF STOCK-BASED AWARDS THAT MAY BE GRANTED UNDER THE STOCK INCENTIVE PLAN.

PROPOSAL FOUR

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

(“SAY-ON-PAY” VOTE)

As required by Section 14A of the Exchange Act, we are asking our stockholders to vote, on an advisory basis, to approve the compensation of our named executive officers as described in this proxy statement, referred to as the NEOs. We believe that the compensation policies for the NEOs are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of our stockholders. Stockholders are urged to read the Compensation Discussion and Analysis section, beginning on page 15 of this proxy statement, which discusses in detail our 2015 executive compensation program and decisions made by the Compensation Committee.

Compensation Committee Stays Current on Best Practices

We regularly update our Compensation Committee and entire Board on compensation best practices and trends. The Compensation Committee meets from time to time without management present.

“Say-on-Pay” Vote

This advisory stockholder vote, commonly referred to as a “Say-on-Pay” vote, gives stockholders the opportunity to approve or not approve the compensation of the NEOs that is disclosed in this proxy statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure in this proxy statement.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Because your vote is advisory, it will not be binding on our Board, the Compensation Committee or the Company. However, our Board and the Compensation Committee value the opinions of our stockholders and will take into account the outcome of the stockholder vote on this proposal at our annual meeting when considering future executive compensation arrangements. Consistent with the preference of our stockholders expressed in a vote of the frequency of our “Say-on-Pay” vote at our 2012 annual meeting of stockholders, we intend to conduct the “Say-on-Pay” vote on an annual basis.

Recommendation of Our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NEOS AS DISCLOSED IN THIS PROXY STATEMENT.

ADDITIONAL INFORMATION

Proxy Solicitation Costs

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials we furnish to our stockholders. Copies of the Company’s solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Upon request, we will reimburse such persons for their costs in forwarding such solicitation materials to such beneficial owners.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports and notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable document(s) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are stockholders of the Company may be “householding” our proxy materials. A single proxy statement or notice may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, annual report or notice you may (1) notify your broker, (2) direct your written request to: BIOLASE, Inc., 4 Cromwell, Irvine, California 92618, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of our proxy statement and/or notice at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement, annual report and/or notice to a stockholder at a shared address to which a single copy of the document(s) was delivered.

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in our proxy statement and form of proxy for the 2017 annual meeting of stockholders, stockholder proposals must be received at our principal executive offices, 4 Cromwell, Irvine, California 92618, Attention: Corporate Secretary, no later than December 8, 2016, and must comply with additional requirements established by the SEC. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of the previous year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. Pursuant to our bylaws, a stockholder proposal of business submitted outside of the process established in Rule 14a-8 and stockholder nominations of directors will be considered untimely if received before January 6, 2017 or after February 5, 2017. However, if the date of our next annual meeting of stockholders is more than 30 days before or more than 60 days after May 6, 2017, the deadline is no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which includes the financial statements, but excludes Form 10-K exhibits, is being mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at our annual meeting.

Other Matters

We know of no other matters that will be presented for consideration at our annual meeting. If any other matters properly come before our annual meeting upon which a vote properly may be taken, shares represented by all proxies received by us on the proxy card will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

Paul N. Clark
Chairman of the Board

Date: April 7, 2016

APPENDIX A

BIOLASE, INC.

2002 STOCK INCENTIVE PLAN

(As proposed to be amended)

ARTICLE ONE

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

The Plan is intended to promote the interests of the Corporation by providing eligible persons who are employed by or serve the Corporation or any Parent or Subsidiary with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

A. The Plan shall be divided into three separate equity incentive programs:

1. the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock;

2. the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary); and

3. the Automatic Option Grant Program under which eligible non-Employee directors have automatically received option grants at designated intervals over their period of continued Board service.

B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

A. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.

B. The Primary Committee and the Board shall have concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. (However, grants made to Section 16 Insiders by the entire Board will not be exempt from the million-dollar compensation deduction limitation of Code Section 162(m).) Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons; provided, that a Secondary Committee which includes any Employee is not authorized to make grants to non-Employee directors. However, any discretionary option grants or stock issuances for members of the Primary Committee should be authorized by a disinterested majority of the Board.

C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time

Appendix A - 1

terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

D. Service on the Primary Committee or the Secondary Committee shall constitute service as a director, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as directors for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

E. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

IV. ELIGIBILITY

A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

1. Employees,

2. non-Employee members of the Board or the board of directors of any Parent or Subsidiary, and

3. independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

B. Only non-Employee directors shall be eligible to participate in the Automatic Option Grant Program and only with respect to grants made prior to the Corporation’s 2015 annual meeting of stockholders.

V. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 11,550,000 shares. Such authorized share reserve is comprised of (1) the initial share reserve for the Plan of 1,000,000 shares authorized by the Board on April 16, 2002 and approved by the stockholders on May 23, 2002, (2) the number of shares that remained available for issuance, as of May 23, 2002, under the Predecessor Plan as last approved by the Corporation’s stockholders, including the shares subject to outstanding options under the Predecessor Plan, (3) an additional increase of 1,000,000 shares of Common Stock authorized by the Board on April 28, 2004 and approved by the stockholders on May 26, 2004, (4) an additional increase of 950,000 shares of Common Stock authorized by the Board on September 19, 2005 and approved by the stockholders on November 15, 2005, (5) an additional 1,000,000 shares of Common Stock authorized by the Board on February 28, 2007 and approved by the stockholders on May 16, 2007, (6) an additional 1,000,000 shares of Common Stock authorized by the Board on February 17, 2011 and approved by the stockholders on May 5, 2011, (7) an additional 800,000 shares of Common Stock authorized by the Board on March 23, 2013 and approved by the stockholders on June 6, 2013, (8) an additional 1,500,000 shares of Common Stock authorized by the Board on July 14, 2014 and approved by the stockholders on August 27, 2014, (9) an additional 2,300,000 shares of Common Stock authorized by the Board on March 20, 2015 and approved by the stockholders on April 27, 2015 and (10) an additional 4,000,000 shares of Common Stock authorized by the Board on March 9, 2016 and approved by the stockholders at the Corporation’s 2016 annual meeting of stockholders.

Appendix A - 2

B. No one person participating in the Plan may receive stock options and direct stock issuances for more than 1,500,000 shares of Common Stock pursuant to the Plan in the aggregate per calendar year.

C. Shares of Common Stock subject to outstanding options (including options transferred to this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (1) those options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation/regrant provisions of the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (1) the maximum number and/or class of securities issuable under the Plan, (2) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances under the Plan per calendar year, and (3) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan (including the options transferred to this Plan from the Predecessor Plan). Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be binding.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I. OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator. However, each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

(a) cash or check made payable to the Corporation,

(b) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

Appendix A - 3

(c) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of 10 years measured from the option grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Option Grant Program that are outstanding at the time of the Optionee’s cessation of Service:

(a) Immediately upon the Optionee’s cessation of Service, the option shall terminate with respect to the unvested shares subject to the option.

(b) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then the option shall terminate immediately with respect to all shares subject to the option.

(c) Should the Optionee’s Service terminate for reasons other than Misconduct, then the option shall remain exercisable during such period of time after the Optionee’s Service ceases as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no option shall be exercisable after its Expiration Date. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s Service ceased. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the option shall terminate with respect to any vested shares subject to the options.

2. Among its discretionary powers, the Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service, but in no event beyond the expiration of the option term. The Plan Administrator should consider the tax and accounting consequences before exercising such discretion.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (1) the exercise price paid per share or (2) the Fair Market Value per share of Common Stock at the time of the repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

Appendix A - 4

F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death. Non-Statutory Options shall be subject to the same restriction, except Non-Statutory Options may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to the Optionee’s former spouse. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II. INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options, which are specifically designated as Non-Statutory Options when issued under the Plan, shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date) for which one or more options granted to any Employee pursuant to the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee’s options exceed that limit, they will be treated as Non-Statutory Options (but all of the other provisions of the option shall remain applicable), with the first options that were awarded to the Optionee to be treated as Incentive Options.

C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five years measured from the option grant date.

III. CHANGE IN CONTROL

A. In the event a Change in Control occurs, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Discretionary Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall not become vested on such an accelerated basis if and to the extent: (1) such option is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force pursuant to the terms of transaction or (2) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout of that spread no later than the time the Optionee would vest in those option shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

B. All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the occurrence of a Change in Control, except to the extent: (1) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force pursuant to the terms of the transaction or (2) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

Appendix A - 5

C. Immediately following the consummation of the Change in Control, all outstanding options granted pursuant to the Discretionary Option Grant Program shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the transaction.

D. Each option granted pursuant to the Discretionary Option Grant Program that is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (1) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (2) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (3) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year. To the extent the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

E. Among its discretionary powers, the Plan Administrator shall have the ability to structure an option (either at the time the option is granted or at any time while the option remains outstanding) so that the option shall become immediately exercisable and some or all of the shares subject to that option shall automatically become vested (and some or all of the repurchase rights of the Corporation with respect to the unvested shares subject to that option shall immediately terminate) upon the occurrence of a Change in Control, a Proxy Contest or any other specified event or the Optionee’s Involuntary Termination within a designated period of time following any of these events. In addition, the Plan Administrator may provide that one or more of the Corporation’s repurchase rights with respect to some or all of the shares held by the Optionee at the time of such a Change in Control, a Proxy Contest, or any other specified event or the Optionee’s Involuntary Termination within a designated period of time following such an event shall immediately terminate and all of the shares shall become vested.

F. The portion of any Incentive Option accelerated in connection with a Change in Control or Proxy Contest shall remain exercisable as an Incentive Option only to the extent the $100,000 limitation described in Section II.B. above is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

G. The outstanding options shall in no way affect the right of the Corporation to undertake any corporate action.

Appendix A - 6

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each stock issuance under this program shall be evidenced by a stock issuance agreement that complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

A. Purchase Price.

1. The purchase price per share shall be fixed by the Plan Administrator.

2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a) cash or check made payable to the Corporation, or

(b) past services rendered to the Corporation (or any Parent or Subsidiary).

B. Vesting Provisions.

1. Except as otherwise provided below in Section I.B.2 of the Plan, shares of Common Stock issued under the Stock Issuance Program for a purchase price less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of the grant of the stock issuance agreement for such shares of Common Stock, shall be subject to the following vesting requirements of this Section I.B.1 of the Plan. The shares of Common Stock shall vest ratably over a period of not less than three years subject to continued employment or service with the Corporation (with the Corporation retaining the right to repurchase any of such unvested shares at the original purchase price of such shares in the event the recipient terminates employment as provided in the stock issuance agreement, except as otherwise provided in this section). The vesting of such shares of Common Stock may not be accelerated except in the event of a Change of Control of the Corporation, in the event of the death or Disability of the recipient of the shares of Common Stock, in the event of the actual or constructive termination of the employment or services of the recipient with the Corporation by the Corporation without cause (as determined by the Board) pursuant to the stock issuance agreement, an employment or services agreement, or in connection with a separation agreement or severance plan or arrangement under which the recipient of the shares of Common Stock is required to provide consideration for such acceleration of the vesting of the shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock may also be issued under the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares (i) solely upon the attainment of designated performance goals provided that the minimum performance period is not less than one year, or (ii) upon the satisfaction of additional Service requirements in addition to the Service requirements in the preceding provisions of this section.

2. Shares of Common Stock issued under the Stock Issuance Program representing up to five percent (5%) of the total number of shares of Common Stock reserved for issuance under the Plan shall not be subject to the restrictions provided above in Section I.B.1 of the Plan and may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program pursuant to this Section I.B.2 shall be determined by the Plan Administrator and incorporated into the stock issuance agreement. Shares of Common Stock issued pursuant to this Section I.B.2 may also be

Appendix A - 7

issued under the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to such escrow arrangements as the Plan Administrator shall deem appropriate and shall be vested to the same extent the Participant’s shares of Common Stock are vested.

4. The Participant shall have full stockholder rights (other than transferability) with respect to any shares of Common Stock issued to the Participant pursuant to the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Cash dividends constitute taxable compensation to the Participant are deductible by the Corporation (unless the Participant has made an election under Section 83(b) of the Code).

5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay the Participant, without interest, the lower of (a) the cash consideration paid for the surrendered shares or (b) the Fair Market Value of those shares at the time of cancellation and/or shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares by the applicable clause (a) or (b) amount.

6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

7. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained or satisfied.

II. CHANGE IN CONTROL

A. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the occurrence of a Change in Control, except to the extent (1) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the transaction or (2) such accelerated vesting is precluded by other limitations imposed in the stock issuance agreement.

B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically

Appendix A - 8

terminate in whole or in part, and some or all of the shares of Common Stock subject to those terminated rights shall immediately vest, upon the occurrence of a Change in Control, a Proxy Contest or any other event, or the Participant’s Involuntary Termination within a designated period of time following any of these events.

ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

I. OPTION TERMS

A. Automatic Grants. Prior to the Corporation’s 2015 annual meeting of stockholders, option grants shall be made pursuant to the Automatic Option Grant Program in effect under this Plan as follows:

1. Initial Grant: Provided the non-Employee director has not previously been in the employ of the Corporation or any Parent or Subsidiary, each such individual who is first elected or appointed as a non-Employee director at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option. The number of shares of Common Stock subject to the option shall be equal to the sum of (a) 20,000 and (b) the product of (x) 1,250 shares and (y) (i) 1 plus (ii) the number of whole calendar months between the date of election or appointment of such non-Employee director to the Board and the anticipated date of the next Annual Stockholders’ Meeting or Special Meeting in lieu of an Annual Stockholders’ Meeting at which directors are elected.

2. Annual Grants: On the date of each Annual Stockholders’ Meeting or Special Meeting in lieu of an Annual Stockholders’ Meeting at which directors are elected, each individual who is to continue to serve as a non-Employee director following an Annual Stockholders’ Meeting, whether or not that individual is standing for re-election to the Board at that particular Annual Stockholders’ Meeting, shall automatically be granted a Non-Statutory Option to purchase 20,000 shares of Common Stock. There shall be no limit on the number of such annual option grants any one non-Employee director may receive over his or her period of Board service, and non-Employee directors who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more option grants from the Corporation shall be eligible to receive one or more such annual option grants over their period of continued Board service.

For the avoidance of doubt, commencing with the Corporation’s 2015 annual meeting of stockholders, no option grants shall be made pursuant to the Automatic Option Grant Program, but shall continue to be authorized under Article Two.

B. Exercise Price. The exercise price per share for each option grant made under the Automatic Option Grant Program shall be equal to 100% of the Fair Market Value per share of Common Stock on the option grant date.

C. Option Term. Each option grant under the Automatic Option Grant Program shall have a term of 10 years measured from the option grant date.

D. Exercise and Vesting of Options.

1. Each option under the Automatic Option Grant Program shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of (a) the exercise price paid per share or (b) the Fair Market Value per share of Common Stock at the time of repurchase, should the Optionee cease such Board service prior to vesting in those shares.

Appendix A - 9

2. The shares subject to each initial option grant shall vest, and the Corporation’s repurchase right shall lapse, in quarterly installments upon the Optionee’s completion of each quarter of service as a non-Employee director measured from the option grant date.

3. The shares subject to each annual option grant shall vest, and the Corporation’s repurchase right shall lapse, in four successive quarterly installments upon the Optionee’s completion of the each quarter of service as a non-Employee director measured from the grant date.

E. Termination of Service. The following provisions shall govern the exercise of any options granted to the Optionee pursuant to the Automatic Option Grant Program that are outstanding at the time the Optionee ceases to serve as a director:

1. The option shall be exercisable until the earlier to occur of (a) the Expiration Date or (b) the one-year anniversary of the date the Optionee’s Board service terminated.

2. During the post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

3. Should the Optionee’s Board service cease due to death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may be exercised for any or all of those shares as fully vested shares of Common Stock.

4. Upon the expiration of the one year exercise period or (if earlier) upon the Expiration Date, the option shall terminate for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate to the extent the option is not otherwise at that time exercisable for vested shares.

II. CHANGE IN CONTROL/PROXY CONTEST

A. In the event a Change in Control occurs while the Optionee remains a director, the shares of Common Stock at the time subject to each outstanding option that was granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares subject to the option at that time as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

B. In the event a Proxy Contest occurs while the Optionee remains a director, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Proxy Contest, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Such option shall remain exercisable until the earliest to occur of (1) the Expiration Date, (2) the expiration of the one-year period measured from the date of the Optionee’s cessation of Board service, or (3) the termination of the option in connection with a Change in Control transaction.

C. All outstanding repurchase rights under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall vest in full, immediately prior to the occurrence of a Change in Control or a Proxy Contest that occurs while the Optionee remains a director.

D. Each option which is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of

Appendix A - 10

securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to undertake any corporate action.

III. REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I. FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. After considering the tax and accounting consequences, the Plan Administrator shall establish the terms of any such promissory note (including the interest rate and the terms of repayment). In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase. Prior to permitting the use of promissory notes as payment under the Plan, the Plan Administrator should consider the restrictions on doing so imposed by Regulation U.

II. TAX WITHHOLDING

A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares granted pursuant to the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock issued pursuant to the Plan (other than the options granted to non-Employee directors or independent contractors) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

1. Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares. So as to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose may not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

Appendix A - 11

2. Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes). So as to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose may not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

III. SHARE ESCROW/LEGENDS

Unvested shares of Common Stock may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Optionee’s or the Participant’s interest in such shares vests or may be issued directly to the Optionee or the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV. RESTRICTIONS ON CANCELLATION AND REGRANT OF STOCK OPTIONS AND REPRICING OF STOCK OPTIONS

Except with the approval of the stockholders of the Corporation, (i) no option may be granted under the Plan to an employee, consultant or member of the Board in direct exchange for, or in direct connection with, the cancellation or surrender of an outstanding option of such person having a higher exercise price, and (ii) no option granted under the Plan may be amended to reduce the exercise price per share of the Common Stock of the Corporation subject to such option below the exercise price of the option as of the date the option is granted, except to reflect the substitution for or assumption of the option in connection with a Change in Control of the Corporation or if any change is made in the Common Stock subject to the Plan or subject to any option under the Plan without the receipt of consideration by the Corporation (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Corporation) in which case the outstanding stock options will be appropriately adjusted in the class or classes and number of securities and price per share of Common Stock subject to such outstanding stock options. In the event of the substitution for or assumption of an option in connection with a Change in Control of the Corporation or if any change is made in the Common Stock subject to the Plan or subject to any option under the Plan without the receipt of consideration by the Corporation, the Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Corporation shall not be treated as a transaction “without receipt of consideration” by the Corporation.)

V. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan shall become effective on May 23, 2002. No options may be granted or stock issued under the Plan at any time before May 23, 2002.

B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after May 23, 2002. All options outstanding under the Predecessor Plan on May 23, 2002 shall be transferred to the Plan at that time and shall be treated as outstanding options under the Plan.

C. Each outstanding option so transferred shall continue to be governed by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to automatically affect or otherwise modify the rights or obligations of the holders of such transferred options.

D. Notwithstanding the previous sentence, one or more provisions of the Plan, including, without limitation, the acceleration provisions of the Discretionary Option Grant Program relating to Changes in Control and Proxy Contests, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the

Appendix A - 12

Predecessor Plans provided that such provision or provisions do not adversely affect the Optionee’s rights and obligations.

E. Unless terminated by the Board prior to such time, the Plan shall terminate on May 23, 2019. Should the Plan terminate when any options or unvested shares are outstanding, such awards shall continue in effect in accordance with the provisions of the documents evidencing such grants or issuances.

VI. AMENDMENT OF THE PLAN

The Board shall have complete and exclusive power and authority to amend the Plan or any awards made hereunder. However, no such amendment of the Plan shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment, and, except as provided in Section IV of Article Five of the Plan relating to adjustments upon changes in Common Stock, no increase in the number of shares of Common Stock reserved for issuance under the Plan shall be effective unless approved by the stockholders of the Corporation to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Securities and Exchange Commission Rule 16b-3 or any Nasdaq or securities exchange listing requirements. In addition, stockholder approval shall be necessary to modify the eligibility requirements for participation in the Plan.

VII. USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for any corporate purpose.

VIII. REGULATORY APPROVALS

A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (1) upon the exercise of any option or (2) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable requirements of any stock exchange or the Nasdaq Stock Market on which Common Stock is then listed for trading or traded.

IX. NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

X. CALIFORNIA BLUE SKY PROVISIONS

If the Corporation is not exempt from California securities laws, the following provisions shall apply to any sale of Common Stock or any option grant to an individual who is eligible to receive such grants pursuant to the Plan who resides in the State of California.

Appendix A - 13

A. Option Grant Program.

1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

(a) The exercise price per share applicable to each option shall not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted.

(b) If the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted.

2. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-Employee directors or independent contractors.

3. Unless the Optionee’s Service is terminated for Misconduct (in which case the option shall terminate immediately), the option (to the extent it was vested and exercisable at that the time Optionee’s Service ceased) must remain exercisable, following Optionee’s termination of Service, for at least (a) six months if Optionee’s Service terminates due to death or Permanent Disability or (b) thirty days in all other cases.

B. Stock Issuance Program.

1. The purchase price per share for shares issued under the Stock Issuance Program shall be fixed by the Plan Administrator but shall not be less than 85% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 100% of such Fair Market Value.

2. The Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than 20% per year vesting, with initial vesting to occur not later than one year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-Employee directors or independent contractors.

C. Repurchase Rights. To the extent specified in a stock purchase agreement or stock issuance agreement, the Corporation and/or its stockholders shall have the right to repurchase any or all of the unvested shares of Common Stock held by an Optionee or Participant when such person’s Service ceases. However, except with respect to grants to officers, directors, and consultants of the Corporation, the repurchase right must satisfy the following conditions:

1. The Corporation’s right to repurchase the unvested shares of Common Stock must lapse at the rate of at least 20% per year over five years from the date the option was granted under the Discretionary Option Grant Program or the shares were issued under the Stock Issuance Program.

2. The Corporation’s repurchase right must be exercised within ninety days of the date that Service ceased (or the date the shares were purchased, if later).

3. The purchase price must be paid in the form of cash or cancellation of the purchase money indebtedness for the shares of Common Stock.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Four of the Plan.

Appendix A - 14

B. Board shall mean the Corporation’s Board of Directors.

C. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets, or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean BIOLASE, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of BIOLASE, Inc. which adopts the Plan.

G. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

J. Exercise Date shall mean the date on which the option shall have been exercised in accordance with the appropriate option documentation.

K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

Appendix A - 15

(iii) If the Common Stock is at the time neither listed on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

L. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

M. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or its Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (a) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (b) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation (or any Parent or Subsidiary) employing the individual or (c) a relocation of such individual’s place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.

N. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

O. Non-Statutory Option shall mean an option not intended to be an Incentive Option.

P. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

Q. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

R. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

S. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of 12 months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-Employee director to perform his or her usual duties as a director by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of 12 months or more.

T. Plan shall mean the BIOLASE, Inc. 2002 Stock Incentive Plan, as amended.

U. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance

Appendix A - 16

Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

V. Plan Effective Date shall mean the date the Plan becomes effective and shall be coincidental with the date the Plan is approved by the Corporation’s stockholders. The Plan Effective Date is May 23, 2002.

W. Predecessor Plan shall mean the BIOLASE, Inc. 1998 Stock Option Plan, as amended.

X. Primary Committee shall mean the committee comprised of one or more directors designated by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. To obtain the benefits of Rule 16b-3, there must be at least two members on the Primary Committee and all of the members must be “non-employee” directors as that term is defined in the Rule or the entire Board must approve the grant(s). Similarly, to be exempt from the million dollar compensation deduction limitation of Code Section 162(m), there must be at least two members on the Primary Committee and all of the members must be “outside directors” as that term is defined in Code Section 162(m).

Y. Proxy Contest shall mean a change in ownership or control of the Corporation effected through a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the directors ceases, by reason of one or more contested elections for directorship, to be comprised of individuals who either (i) have been directors continuously since the beginning of such period or (ii) have been elected or nominated for election as directors during such period by at least a majority of the directors described in clause (i) who were still in office at the time the Board approved such election or nomination.

Z. Secondary Committee shall mean a committee of one or more directors appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

AA. Section 16 Insider shall mean an executive officer or director of the Corporation or the holder of more than 10% of a registered class of the Corporation’s equity securities, in each case subject to the short-swing profit liabilities of Section 16 of the Exchange Act.

BB. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-Employee member of the board of directors or independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

CC. Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

DD. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

EE. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

FF. Withholding Taxes shall mean the applicable income and employment withholding taxes to which the holder of a Non-Statutory Option or unvested shares of Common Stock under the Plan may become subject in connection with the exercise of those options or the vesting of those shares.

*        *        *

Appendix A - 17

C123456789 IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) You can vote by Internet or telephone! ADD 1 Available 24 hours a day, 7 days a week! ADD 2 Instead of mailing your proxy, you may choose one of the two voting ADD 3 methods outlined below to vote your shares. ADD 4 ADD 5 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by ADD 6 1:00 a.m., Central Time, on May 6, 2016. Vote by Internet • Go to www.investorvote.com/BIOL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. • Follow the instructions provided by the recorded message Annual Meeting Proxy Card 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — Our Board of Directors recommends a vote FOR the directors listed below and a vote FOR proposals 2 – 4. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain + 01—Paul N. Clark 02—Harold C. Flynn, Jr. 03—Dr. Jonathan T. Lord 04—Dr. Frederic H. Moll 05—James R. Talevich For Against Abstain For Against Abstain 2. The ratification of the appointment of BDO USA, 3. The amendment of the Company’s 2002 Stock Incentive Plan to LLP as the Company’s independent registered increase the number of shares of the Company’s common stock public accounting firm for the fiscal year ending available for issuance under the Stock Incentive Plan by an additional December 31, 2016 4,000,000 shares and to remove the limit on the number of stock-For Against Abstain based awards that may be granted under the Stock Incentive Plan 4. An advisory vote to approve the compensation of 5. The transaction of such other business as may properly come before the meeting, or any the Company’s named executive officers adjournment or postponement thereof B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Except as described on this proxy card, this proxy when properly executed will be voted as directed or, if no direction is given, will be voted FOR the director nominees listed under Proposal 1 and FOR the other proposals listed above. Please date this proxy card and sign below exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM1UP X 2 7 7 1 2 0 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 02BMRD

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — BIOLASE, INC. Annual Meeting of Stockholders May 6, 2016 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement/Annual Report on Form 10-K are available on the Investors section of the Biolase website at www.biolase.com. This Proxy is Solicited on Behalf of the Board of Directors of BIOLASE, Inc. The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 6, 2016 and the Proxy Statement, and appoints Harold C. Flynn, Jr. and David C. Dreyer and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of BIOLASE, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2016 Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 4 Cromwell, Irvine, CA, 92618, on May 6, 2016, at 11:00 a.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card. If no direction is given, this Proxy will be voted FOR all the director nominees listed under Proposal 1 and FOR Proposals 2, 3 and 4. In their discretion the proxies are each authorized to vote upon other business as may properly come before the Annual Meeting. By executing this Proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the meeting or as may properly come before the meeting, or any adjournment thereof. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — Our Board of Directors recommends a vote FOR the directors listed below and a vote FOR proposals 2 – 4. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain + 01—Paul N. Clark 02—Harold C. Flynn, Jr. 03—Dr. Jonathan T. Lord 04—Dr. Frederic H. Moll 05—James R. Talevich For Against Abstain For Against Abstain 2. The ratification of the appointment of BDO USA, 3. The amendment of the Company’s 2002 Stock Incentive Plan to LLP as the Company’s independent registered increase the number of shares of the Company’s common stock public accounting firm for the fiscal year ending available for issuance under the Stock Incentive Plan by an additional December 31, 2016 4,000,000 shares and to remove the limit on the number of stock-For Against Abstain based awards that may be granted under the Stock Incentive Plan 4. An advisory vote to approve the compensation of 5. The transaction of such other business as may properly come before the meeting, or any the Company’s named executive officers adjournment or postponement thereof B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Except as described on this proxy card, this proxy when properly executed will be voted as directed or, if no direction is given, will be voted FOR the director nominees listed under Proposal 1 and FOR the other proposals listed above. Please date this proxy card and sign below exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UP X 2771202 + 02BMSD

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — BIOLASE, INC. Annual Meeting of Stockholders May 6, 2016 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement/Annual Report on Form 10-K are available on the Investors section of the Biolase website at www.biolase.com. This Proxy is Solicited on Behalf of the Board of Directors of BIOLASE, Inc. The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 6, 2016 and the Proxy Statement, and appoints Harold C. Flynn, Jr. and David C. Dreyer and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of BIOLASE, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2016 Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 4 Cromwell, Irvine, CA, 92618, on May 6, 2016, at 11:00 a.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card. If no direction is given, this Proxy will be voted FOR all the director nominees listed under Proposal 1 and FOR Proposals 2, 3 and 4. In their discretion the proxies are each authorized to vote upon other business as may properly come before the Annual Meeting. By executing this Proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the meeting or as may properly come before the meeting, or any adjournment thereof. CONTINUED AND TO BE SIGNED ON REVERSE SIDE